UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant  ☒                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PELOTON INTERACTIVE, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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PELOTON 2021 PROXY STATEMENT

OUR MISSION Peloton uses technology and design to connect the world through fitness, empowering people to be the best version of themselves anywhere, anytime. OUR VALUES PUT MEMBERS FIRST OPERATE WITH A BIAS FOR ACTION EMPOWER TEAMS OF SMART CREATIVES TOGETHER WE GO FAR BE THE BEST PLACE TO WORK

PELOTON INTERACTIVE, INC. LETTER TO SHAREHOLDERS October 25, 2021

“YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE BY INTERNET, TELEPHONE, OR BY MAIL.”

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Peloton Interactive, Inc., which will be held virtually at www.virtualshareholdermeeting.com/PTON2021 on Tuesday, December 7, 2021 at 5:00 p.m. Eastern Time. Due to the ongoing COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format only and you will not be able to attend in person.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement (the “Proxy Statement”). The Annual Meeting materials include the notice, Proxy Statement, our annual report, and proxy card.

Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet, telephone or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.

Sincerely,

JOHN FOLEY

Chairman of the Board of Directors

and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON TUESDAY, DECEMBER 7, 2021. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.VIRTUALSHAREHOLDERMEETING.COM/PTON2021.

PELOTON INTERACTIVE, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PELOTON INTERACTIVE, INC. 441 Ninth Avenue, Sixth Floor New York, New York 10001
TIME AND DATE:	Tuesday, December 7, 2021 at 5:00 p.m. Eastern Time

PLACE:	You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Peloton Interactive, Inc., which will be held virtually at www.virtualshareholdermeeting.com/PTON2021. Due to the ongoing COVID-19 pandemic, and to ensure stockholder access regardless of location, the Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

ITEMS OF BUSINESS:	1.	Elect two Class II directors of Peloton Interactive, Inc., each to serve a three-year term expiring at the 2024 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

	2.	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022.

	3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

	4.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE:	Only stockholders of record at the close of business on October 11, 2021 are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments thereof.

PROXY VOTING:	Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents twenty votes. For questions regarding your stock ownership, you may contact us through our website at https://investor.onepeloton.com or, if you are a registered holder, our transfer agent, American Stock Transfer & Trust Company, LLC, through its website at www.astfinancial.com, by phone at (800) 937-5449, or by e-mail at help@astfinancial.com.

This notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about October 25, 2021.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE OR REQUEST AND SUBMIT YOUR PROXY CARD AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

By Order of the Board of Directors,

HISAO KUSHI
Chief Legal and Culture Officer and Secretary
New York, New York
October 25, 2021

PELOTON INTERACTIVE, INC. TABLE OF CONTENTS

PROXY STATEMENT FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

PROXY SUMMARY	2

INFORMATION ABOUT SOLICITATION AND VOTING	8

INTERNET AVAILABILITY OF PROXY MATERIALS	8

GENERAL INFORMATION ABOUT THE MEETING	8

PELOTON INTERACTIVE, INC. TABLE OF CONTENTS

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements, which are statements other than statements of historical facts and statements in the future tense. These statements include, but are not limited to, statements regarding our business, our business strategy and plans, our objectives and future operations and our social responsibility initiatives. In some cases, you can identify forward-looking statements by terms such as “aim,” “may,” “will,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2021, and our other Securities and Exchange Commission (“SEC”) filings, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

PELOTON INTERACTIVE, INC. PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

References in this Proxy Statement to (i) “we,” “us,” “our,” “ours,” “PTON,” and the “company” refer to Peloton Interactive, Inc. and its consolidated subsidiaries and (ii) “stockholders” refers to holders of our Class A common stock and Class B common stock unless the context requires otherwise.

MEETING INFORMATION Your vote is important. Please submit your proxy as soon as possible (see “Voting Instructions; Voting of Proxies” on page 11 for voting instructions).
MEETING DATE	RECORD DATE	MEETING TIME	VIRTUAL MEETING ONLY
Tuesday, December 7, 2021	October 11, 2021	5:00 p.m. (Eastern Time)	www.virtualshareholdermeeting.com/PTON2021 using your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card

VOTING METHODS

You may vote in advance of the virtual meeting using one of these voting methods:

VIA THE INTERNET www.proxyvote.com	CALL TOLL FREE Follow instructions shown on proxy card	MAIL SIGNED PROXY CARD If you received paper materials, mail to: Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, New York 11717

VOTING AGENDA / VOTING MATTERS

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE

PROPOSAL 1	The election of the two Class II directors named in this Proxy Statement	For All Nominees	25

PROPOSAL 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022	For	35

PROPOSAL 3	To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement	For	43

ABOUT US

WHO WE ARE

We are the largest interactive fitness platform in the world with a loyal community of over 5.9 million Members1 as of June 30, 2021. We pioneered connected, technology-enabled fitness, and the streaming of immersive, instructor-led boutique classes to our Members anytime, anywhere. We make fitness entertaining, approachable, effective, and convenient, while fostering social connections that encourage our Members to be the best versions of themselves.

We are an innovation company at the nexus of fitness, technology, and media. We have disrupted the fitness industry by developing a first-of-its-kind subscription platform that seamlessly combines the best equipment, proprietary networked software, and world-class streaming digital fitness and wellness content, creating a product that our Members love.

Driven by our Members-first mindset, we built a vertically integrated platform that ensures a best-in-class, end-to-end experience. We have a

[1]	We define a Member as any individual who has a Peloton account through a paid Connected Fitness Subscription or a paid Peloton App subscription.

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direct-to-consumer multi-channel sales platform. We had 123 showrooms as of June 30, 2021, with knowledgeable sales specialists, a high-touch delivery service, and helpful Member support teams.

Our world-class instructors teach classes across a variety of fitness and wellness disciplines, including indoor cycling, indoor/outdoor running and walking, Bike and Tread bootcamps, yoga, Pilates, Barre, strength training, stretching, meditation, and floor cardio. We produce hundreds of original programs per month and maintain a vast and constantly updated library of thousands of original fitness and wellness programs. We make it easy for Members to find a class that fits their interests based on class type, instructor, music genre, length, available equipment, area of physical focus, and level of difficulty.

BOARD DIRECTORS AND NOMINEES

2021 PROXY STATEMENT	|	3

OUR STRATEGY

When we first went public in September 2019, we laid out a strategy that has remained consistent:

•	Continuously improve Member experience by launching new products, evolving our interactive software platform, and producing new content;
•	Invest in our brand and product awareness in both the United States and in other geographies;
•	Invest in technology and infrastructure to extend our leadership in connected fitness, increase our value proposition, and support our growth;
•	Further enhance our community to allow our Members to connect and communicate with each other on our platform;
•	Pursue disciplined international expansion into new geographies; and
•	Drive efficiencies through fixed cost leverage.

OUR POINTS OF DIFFERENTIATION

We differentiate ourselves from our peers and competitors in several ways:

•	Peloton is a category-defining brand with broad appeal — we pioneered connected, technology-enabled fitness.
•	By making fitness fun and motivating, we help our Members achieve their personal goals with engaging-to-the-point-of addictive fitness experiences that drive high retention.
•	We have built a vertically integrated platform that is difficult to replicate. To create the best platform, we designed our own products, developed our own interactive software, and created our own high production value fitness and wellness programming; have developed our own customer education, purchase and delivery, and services platform; sell our Connected Fitness Products through our inside sales, showroom associates, and e-commerce site as well as our corporate wellness and commercial channels; and ensure that new Members are immediately set up and ready to work out on their new Connected Fitness Products through the use of our high-touch delivery teams.
•	We have a compelling financial model — our financial profile is characterized by high growth, strong subscription retention, recurring revenue, margin expansion, and efficient customer acquisition.
•	We have a passionate, founder-led team.

GOVERNANCE AND BOARD HIGHLIGHTS

We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. The list below highlights our independent board and leadership practices, as discussed further in this Proxy Statement.

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INDEPENDENT BOARD AND LEADERSHIP PRACTICES

•	Majority of directors are independent (5 out of 7 current directors)

•	Board leadership structure where a Lead Independent Director, who is appointed for an initial term of two years and may be considered for re-appointment annually thereafter, has well-defined rights and responsibilities, separate from the chairperson of the board of directors

•	All board committees are composed of independent directors

•	Board of directors is focused on enhancing diversity and refreshment

•	Comprehensive risk oversight practices, including cybersecurity, data privacy, safety, legal and regulatory matters, compensation, and other critical evolving areas

•	Our nominating, governance, and corporate responsibility committee oversees our programs relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters and related risks

•	Independent directors conduct regular executive sessions

•	Directors maintain open communication and strong working relationships among themselves and have regular access to management

•	Directors conduct a robust annual board of directors and committee self-assessment process

•	Board of directors has related party transaction standards for any direct or indirect involvement of a director in the company’s business activities

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE HIGHLIGHTS

Our company was founded to enable positive personal change. We believe that working toward positive community, institutional, and global change is core to who we are, and we aspire to be a global environmental, social, and governance (“ESG”) leader as we grow.

Thus far in 2021, we have made meaningful strides toward setting a foundation for pursuing excellence in ESG over the long term, including:

•	conducting a materiality assessment to identify the ESG issues of greatest significance to our business and stakeholders;

•	developing a multi-year, multi-faceted strategy for achieving our Diversity, Equity, and Inclusion (“DE&I”) goals, delivering on The Peloton Pledge, and attracting, retaining, and valuing diverse talent;

•	building social impact partnerships to execute on The Peloton Pledge, our $100 million commitment to becoming an anti-racist organization and helping combat systemic inequities;

•	undergoing a carbon accounting process for greenhouse gas emissions across our full value chain and identifying priority focus areas to anchor our sustainability program and forthcoming goal-setting process;

•	creating a product safety committee, comprised of senior leaders, charged with overseeing our product design, development, marketing, and support processes so that we are always keeping safety top of mind; and

2021 PROXY STATEMENT	|	5

•	establishing several critical roles in our organization to effectuate and oversee these endeavors, including: SVP, Head of Compliance and Risk; SVP, Global Head of Diversity Equity and Inclusion; and VP, ESG Strategy.

In addition, we are pleased to have published our first ESG Report, which provides greater detail on our current ESG work and our roadmap for the future. We invite to you review the report, which is available at https://investor.onepeloton.com/ESG.

For additional information on our ESG practices, including our values and culture, which we see as critical enablers, please see page 19 below.2

COMPENSATION PHILOSOPHY AND HIGHLIGHTS

We strive to design our executive compensation program to balance the goals of attracting, motivating, rewarding, and retaining our executive officers, including our named executive officers, with the goal of promoting the interests of our stockholders. Our executive compensation policies and practices are designed to ensure that our compensation program is consistent with our short-term and long-term goals and include:

•	an independent compensation committee;
•	annual executive compensation review;
•	at-risk compensation;
•	multi-year vesting requirements;
•	pay-for-performance philosophy; and
•	“double-trigger” change in control arrangements.

We structured the annual compensation of our executive officers for our fiscal year ended June 30, 2021(“Fiscal 2021”), including our named executive officers, using three principal elements: base salary, annual cash bonus opportunities, and long-term incentive compensation opportunities in the form of equity awards.

Because we did not meet the threshold performance level for Adjusted EBITDA, the first of two corporate performance metrics under the Peloton Interactive, Inc. annual bonus plan for Fiscal 2021(the “Fiscal 2021 Bonus Plan”), the compensation committee determined not to make any annual cash bonus payment to our chief executive officer (“CEO”) or our other named executive officers in respect of Fiscal 2021.

[2]

The information on the ESG Report webpage, the ESG Report, and any other information on the website that we may refer to herein is not incorporated by reference into, and does not form any part of, this proxy statement. Any targets or goals discussed in our ESG Report and above may be aspirational, and as such, no guarantees or promises are made that these goals will be met. Furthermore, statistics and metrics disclosed in this proxy statement and in the ESG Report are estimates and may be based on assumptions that turn out to be incorrect. We are under no obligation to update such information.

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FISCAL 2021 COMPENSATION ELEMENT	DESCRIPTION	ELEMENT OBJECTIVES

BASE SALARY	Fixed cash compensation based on executive officer’s role, responsibilities, competitive market positioning, and individual performance	• Attract and retain key executive talent • Drive top-tier performance through individual contributions

ANNUAL CASH BONUSES	Annual cash incentive with target award amounts for each executive officer; actual bonuses may be higher or lower than target based on corporate financial and individual performance	• Attract and retain key executive talent • Encourage and reward achievement of annual performance objectives • Drive top-tier performance through individual contributions

LONG-TERM INCENTIVE COMPENSATION	Long-term equity awards granted in the form of time-based options and restricted stock unit (“RSU”) awards to acquire shares of our Class A common stock	• Attract and retain key executive talent • Drive top-tier performance through long-term individual contributions and focus on sustained success

Our primary goals are to align the interests of executive officers and stockholders and link pay to performance. To that end, a substantial portion of our named executive officer target total direct compensation for Fiscal 2021 was contingent (rather than fixed).

Please refer to the “Compensation Discussion and Analysis” section of this Proxy Statement, beginning on page 44 below, for a full description of our compensation philosophy, policies, and practices.

2021 PROXY STATEMENT	|	7

PELOTON INTERACTIVE, INC. PROXY STATEMENT FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

PELOTON INTERACTIVE, INC.

441 Ninth Avenue, Sixth Floor

New York, New York 10001

October 25, 2021

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the board of directors of Peloton Interactive, Inc. for use at our 2021 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/PTON2021 on Tuesday, December 7, 2021, at 5:00 p.m. Eastern Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this proxy statement for the Annual Meeting and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about October 25, 2021. An annual report for the fiscal year ended June 30, 2021 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. In this Proxy Statement, we refer to Peloton Interactive, Inc. as “Peloton,” “we,” or “us.” References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE MEETING

PURPOSE OF THE ANNUAL MEETING

You are receiving this Proxy Statement because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.

RECORD DATE; QUORUM

Only holders of record of our Class A common stock and Class B common stock at the close of business on October 11, 2021 (the “record date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 274,044,567 shares of Class A common stock and 28,734,575 shares of Class B common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote 1,868,002 shares of Class A common stock and 10,158,138 shares of Class B common stock at the Annual Meeting, or approximately 24.16% of the voting power of the shares of our Class A common stock and Class B

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PROXY STATEMENT FOR THE 2021 ANNUAL MEETING

common stock outstanding on such date. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 441 Ninth Avenue, Sixth Floor, New York, New York 10001, and will be available in electronic form on the day of the Annual Meeting at www.virtualshareholdermeeting.com/PTON2021. If, due to the COVID-19 pandemic, our headquarters are closed or visitation is limited during the ten days prior to the Annual Meeting, a stockholder may send a written request to our Secretary at secretary@onepeloton.com, and we will arrange a way for the stockholder to inspect the list.

The holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

VOTING RIGHTS; REQUIRED VOTE

In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A common stock represents one vote, and each share of Class B common stock represents twenty votes. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or vote “FOR ALL EXCEPT” one or more of the nominees you specify. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

2021 PROXY STATEMENT	|	9

                    PROXY STATEMENT FOR THE 2021 ANNUAL MEETING

RECOMMENDATIONS OF OUR BOARD OF DIRECTORS ON EACH OF THE PROPOSALS SCHEDULED TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE

PROPOSAL 1	The election of the two Class II directors named in this Proxy Statement	For All Nominees	25

PROPOSAL 2	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022	For	35

PROPOSAL 3	To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement	For	43

None of our non-employee directors have any substantial interest in any matter to be acted upon except with respect to the directors so nominated. None of our executive officers have any substantial interest in any matter to be acted on other than Proposal No. 3.

ABSTENTIONS; BROKER NON-VOTES

Abstentions occur when shares present at the Annual Meeting are marked “Abstain.” Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, abstentions will have no effect on Proposal No. 1, Proposal No. 2, and Proposal No. 3.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 2 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 2. If a broker chooses not to vote shares for or against Proposal No. 2, it will have the same effect as an abstention. The other proposals presented at the Annual Meeting are non-routine matters and therefore broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposal No. 1 and Proposal No. 3. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

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PROXY STATEMENT FOR THE 2021 ANNUAL MEETING

VOTING INSTRUCTIONS; VOTING OF PROXIES

VOTE BY INTERNET AT THE ANNUAL MEETING	VOTE BY TELEPHONE OR INTERNET	VOTE BY MAIL

You may vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/PTON2021, where stockholders may vote and submit questions during the meeting. The meeting starts at 5:00 p.m. Eastern Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.

You may vote by telephone or through the Internet—in order to do so, please follow the instructions shown on your Notice of Internet Availability of Proxy Materials or proxy card.

You may vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on December 6, 2021. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the signed proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each Notice of Internet Availability of Proxy Materials or proxy card and vote each Notice of Internet Availability of Proxy Materials or proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.

Due to the COVID-19 pandemic, we strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

REVOCABILITY OF PROXIES

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

•	delivering to our Secretary by mail a written notice stating that the proxy is revoked;
•	signing and delivering a proxy bearing a later date;
•	voting again by telephone or through the Internet; or
•	attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

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                    PROXY STATEMENT FOR THE 2021 ANNUAL MEETING

EXPENSES OF SOLICITING PROXIES

We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.

VOTING RESULTS

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

PARTICIPATING IN THE ANNUAL MEETING

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/PTON2021 and enter the 16-digit Control Number included on your proxy card or on the instructions that accompanied your proxy materials. Beneficial stockholders who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on at the Annual Meeting. If you wish to submit questions prior to the Annual Meeting, please visit www.proxyvote.com and follow the instructions on your Notice of Internet Availability of Proxy Materials or proxy card. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/PTON2021, type your question into the “Ask a Question” field, and click “Submit.” Our Annual Meeting, including the Q&A session, will follow “Rules of Conduct,” which will be available on our Annual Meeting web portal. If your question is properly submitted during the relevant portion of the meeting agenda pursuant to the “Rules of Conduct,” we will respond to your question during the live webcast, subject to time constraints. To provide access to all stockholders, each stockholder will be limited to two questions, and if multiple questions are submitted on the same subject, we will consolidate them for a single response to avoid repetition. We reserve the right to exclude questions that are irrelevant to the proposals that are the subject of the Annual Meeting or irrelevant to the business of Peloton, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the Secretary of the Annual Meeting). Only validated stockholders or proxy holders will be able to ask questions in the designated field on the web portal. A webcast replay of the Annual Meeting, including the Q&A session, will be archived on the virtual meeting platform at www.virtualshareholdermeeting.com/PTON2021 until the date of the 2022 annual meeting of stockholders.

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/PTON2021. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, please contact the support line noted on the login page of the virtual meeting website.

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PELOTON INTERACTIVE, INC. CORPORATE GOVERNANCE

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS; CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.

INDEPENDENCE OF DIRECTORS

The listing rules of the Nasdaq Stock Market LLC (“Nasdaq”) generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of our audit, compensation, and nominating, governance, and corporate responsibility committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors conducts an annual review of the independence of our directors. In its most recent review, our board of directors determined that Erik Blachford, Karen Boone, Jon Callaghan, Jay Hoag, and Pamela Thomas-Graham, representing five of our seven directors, are “independent directors” as defined under the applicable rules, regulations, and listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. In addition, Howard Draft, who resigned from our board of directors as of October 25, 2021, was also determined to be an “independent director.” Our board of directors has also determined that all members of our audit committee, compensation committee, and nominating, governance, and corporate responsibility committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

BOARD OF DIRECTORS AND COMMITTEE SELF-EVALUATIONS

Throughout the year, our board of directors discusses corporate governance practices with management and third-party advisors to ensure that the board of directors and its committees follow practices that are optimal for the company and its stockholders. Based on an evaluation process recommended and overseen by our nominating, governance, and corporate responsibility committee pursuant to the committee’s authority set forth in its charter, the board of directors conducts an annual self-evaluation, including an evaluation of each committee and the contributions of individual directors, in order to determine whether the board and its committees are functioning effectively. The results of the annual self-evaluation are reviewed and addressed by the nominating, governance, and corporate responsibility committee and then by the full board of directors.

BOARD LEADERSHIP STRUCTURE

The nominating, governance, and corporate responsibility committee periodically considers the leadership structure of our board of directors and makes such recommendations to our board of directors with respect thereto as appropriate. When the positions of chairperson and CEO are held by the same person, our board

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                    CORPORATE GOVERNANCE

of directors may designate a “lead independent director.” In cases in which the chairperson and CEO are the same person, the chairperson schedules and sets the agenda for meetings of our board of directors in consultation with the lead independent director and, and the chairperson, or if the chairperson is not present, the lead independent director, chairs such meetings.

The responsibilities of the lead independent director include:

•	coordinating board-relevant activities of the independent directors;
•	calling meetings of the independent directors, as needed;
•

chairing executive sessions of the independent directors and providing feedback and perspective to the CEO about discussions among the independent directors, and helping to facilitate communication between the CEO and the independent directors;

•

collaborating with the CEO, the chairperson and/or the secretary to set the agenda for board meetings, including soliciting and taking into account suggestions from other members of our board of directors;

•	presiding at board meetings where the chairperson is not present; and
•

performing such other functions and responsibilities as requested by our board of directors from time to time, including with respect to best practices in board governance, succession planning for board members and key members of management, and stockholder and stakeholder engagement.

Currently, our board of directors believes that it should maintain flexibility to select the chairperson of our board of directors. Mr. Foley, our CEO is also the Chairman of our board of directors. Our board of directors determined that having our CEO also serve as the Chairman of our board of directors provides us with optimally effective leadership and is in our best interests and those of our stockholders. Mr. Foley founded and has led our company since its inception. Our board of directors believes that Mr. Foley’s strategic vision for our business, his in-depth knowledge of our operations and the fitness, technology, and media industries, and his experience serving on our board of directors and as CEO since our inception make him well qualified to serve as both Chairman of our board of directors and CEO.

Because Mr. Foley serves in both these roles, our board of directors created the role of a lead independent director to provide strong, independent leadership for the board. Appointed by the board of directors in October 2021 as lead independent director, Ms. Boone presides over periodic meetings of our independent directors, serves as a liaison between the chairperson of our board of directors and the independent directors, and performs such additional duties as our board of directors may otherwise determine and delegate. It is expected that each lead independent director will serve for an initial term of two years, after which they may be considered for re-appointment annually.

Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our board of directors, and sound corporate governance policies and practices.

PRESIDING DIRECTOR OF NON-EMPLOYEE DIRECTOR MEETINGS

The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Our lead independent director, currently Ms. Boone, is the presiding director at these meetings.

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CORPORATE GOVERNANCE

COMMITTEES OF OUR BOARD OF DIRECTORS

Our board of directors has established an audit committee, a compensation committee, and a nominating, governance, and corporate responsibility committee. The composition and responsibilities of each committee are described below.

Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available, without charge, upon request in writing to Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Chief Legal and Culture Officer and Secretary, or in the “Investors” section of our website, which is located at https://investor.onepeloton.com, by clicking on “Documents & Charters” in the “Governance” section of our website. Directors serve on these committees until their resignations, deaths, or until otherwise determined by our board of directors.

AUDIT COMMITTEE

Our audit committee is composed of Ms. Boone, who is the chairperson of our audit committee, and Messrs. Callaghan and Hoag. Each member of our audit committee is independent under the current Nasdaq and SEC rules and regulations. Each member of our audit committee is financially literate as required by the current Nasdaq listing standards. Our board of directors has also determined that Ms. Boone is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors. Our audit committee is responsible for, among other things:

•	reviewing and discussing with management our quarterly and annual financial results, earnings guidance, and earnings press releases prior to distribution to the public;
•	selecting, appointing, compensating and overseeing the work of the independent registered public accounting firm;
•	reviewing the qualification, performance and continuing independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and annual financial results;
•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•	overseeing our internal audit function;
•	overseeing and considering the effectiveness of our internal controls;
•	reviewing proposed waivers of the code of conduct for directors, executive officers, and employees (with waivers for directors or executive officers to be approved by the board of directors);

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                    CORPORATE GOVERNANCE

•	reviewing with management the Company’s significant risks, reviewing our policies for risk assessment and risk management, and steps management has taken to monitor or mitigate these risks;
•	reviewing and approving or ratifying related party transactions that are material or otherwise implicate disclosure requirements; and
•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

COMPENSATION COMMITTEE

Our compensation committee is composed of Mr. Hoag, who is the chairperson of our compensation committee, Messrs. Callaghan and Blachford, and Ms. Thomas-Graham. Each member of our compensation committee is independent under the current Nasdaq and SEC rules and regulations. Each member of this committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

•	reviewing and approving the compensation and the terms of any compensatory agreements of our executive officers;
•	reviewing and recommending to our board of directors the compensation of our non-employee directors;
•	reviewing and approving the selection of our peer companies for compensation assessment purposes;
•	administering our equity incentive compensation plans;
•	reviewing our compensation-related risk exposures and management’s mitigation measures;
•	reviewing succession plans for senior management positions, including our CEO;
•	reviewing and approving, or making recommendations to our board of directors, with respect to, incentive compensation and equity plans; and
•	establishing our overall compensation philosophy.

NOMINATING, GOVERNANCE, AND CORPORATE RESPONSIBILITY COMMITTEE

Our nominating, governance, and corporate responsibility committee is composed of Ms. Thomas-Graham, who is the chairperson of the nominating, governance, and corporate responsibility committee, and Messrs. Blachford and Callaghan. Each member of our nominating, governance, and corporate responsibility committee is independent under the current Nasdaq and SEC rules and regulations. Our nominating, governance, and corporate responsibility committee is responsible for, among other things:

•	identifying and recommending candidates for membership on our board of directors;
•	recommending directors to serve on board committees;
•	advising the board on certain corporate governance matters;
•	developing policies regarding director nomination processes, if and as the committee determines it appropriate to have such policies;
•

developing and overseeing any program relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters and related risks, controls, and procedures; and

•	overseeing the evaluation of our board of directors and its committees.

OUR BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT

Our board of directors, as a whole, has responsibility for overseeing our risk management process, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them.

Each committee of our board of directors meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus, as described below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach.

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CORPORATE GOVERNANCE

Our board of directors also reviews strategic, operational, compliance and financial risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions. Our audit committee assists our board in fulfilling its oversight responsibilities with respect to risk management.

The risk oversight responsibility of our board of directors and its committees is supported by management level committees, which include our risk committee, product safety committee, and our disclosure committee.

The risk committee implements our overall enterprise risk management reporting processes in a manner designed to provide our board of directors and our personnel responsible for risk assessment across the organization with visibility into the identification, assessment, and management of critical risks and management’s risk mitigation strategies. The risk committee meets at least semi-annually and its co-chairs,

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                    CORPORATE GOVERNANCE

our SVP of Internal Audit, SVP, Head of Compliance and Risk, and SVP, Treasurer, present the full Enterprise Risk Management program to the audit committee and board on an annual basis, or as requested.

The product safety committee is a management level committee that informs the enterprise risk management function, in particular on product safety compliance program design, policies, and frameworks. The product safety committee reviews product safety clearances throughout the product development lifecycle and conducts regular reviews of safety-related data for our products. Chaired by our SVP, Head of Compliance and Risk and composed of senior leaders across our Legal, Hardware, Software, and Quality and Safety teams, including our SVP, Product Quality and Safety, the product safety committee advises the risk committee, audit committee, and the board of directors, as applicable.

Our disclosure committee reports to the audit committee and assists our CEO, chief financial officer, and our audit committee in preparing the disclosures required under SEC rules. The disclosure committee is composed of our CEO, chief financial officer, president, and senior leaders across our organization, including, but not limited to, our Accounting, Financial Planning and Analysis, Tax, Internal Audit, Compliance, Legal, People, Technology, Product and Supply Chain teams. The disclosure committee works to ensure that our filings are accurate, complete, timely, and fair, and sets parameters for and determines the appropriateness of disclosures in all publicly disseminated information.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our compensation committee during the fiscal year ended June 30, 2021 included Ms. Thomas-Graham and Messrs. Blachford and Hoag. No member of our compensation committee in Fiscal 2021, or currently serving on our compensation committee, was at any time during Fiscal 2021 or at any other time an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under the Exchange Act, or Regulation S-K. During Fiscal 2021, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During Fiscal 2021, our board of directors met nine times, the audit committee met six times, the compensation committee met eight times, and the nominating, governance, and corporate responsibility committee met five times. During Fiscal 2021, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

BOARD ATTENDANCE AT ANNUAL STOCKHOLDERS’ MEETING

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. Each member of our board of directors attended our 2020 annual meeting of stockholders held virtually on December 9, 2020.

COMMUNICATION WITH DIRECTORS

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Secretary.

All communications are reviewed by the Secretary and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials,

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CORPORATE GOVERNANCE

and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.

The address for these communications is:

Peloton Interactive, Inc.

c/o Chief Legal and Culture Officer and Secretary

441 Ninth Avenue, Sixth Floor

New York, New York 10001

CODE OF CONDUCT

We have adopted a Code of Conduct that applies to all of the members of our board of directors, officers, and employees, and we expect our agents and contractors to conform to the standards of our Code of Conduct. Our Code of Conduct is posted on the “Investors” section of our website, which is located at https://investor.onepeloton.com under “Documents & Charters” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under applicable SEC and stock exchange rules regarding amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the address and location specified above.

CORPORATE SOCIAL RESPONSIBILITY AND OUR ESG ROADMAP

We are resolved to bring our best selves to our ESG journey and to deploy our creativity and pragmatism to help solve the global social, environmental, and economic challenges that our organization, stakeholders, communities, and planet continue to face.

Our Culture

The critical enabler of our ESG roadmap, as with all our ambitions, is our culture. Our culture is dynamic, unique, and framed by our expansive vision and passion for community and collaboration. For our team, the purpose and function of our culture is clear, and operates as a shared language of values and as a way of getting things done that permeates how we operate. We’re committed to fostering a culture that attracts extraordinary talent, helps every individual become their best self, and unlocks each person’s greatest potential.

Our culture is shaped by our five core values, described below:

Put Members First: We obsess over every touchpoint of our Member experience — always remembering that when our Members win, we win. We root everything we do and all product and feature development in Member needs and never assume we know what is best. We believe in building connections based on trust, respect, and inclusion, and are proud that our Member community embodies these qualities.

Operate with a Bias for Action: We challenge the status quo by continuously innovating, learning, and improving. We embrace failure and change as an opportunity to be agile, take smart risks, and learn — and we also take the time to pause in order to act and move forward with sharper focus and intent. We never let the fear of imperfection stop us from achieving great things.

Empower Teams of Smart Creatives: We hire team members who are great at what they do, then give them the trust, autonomy, and resources to do their jobs and make decisions. We empower one another to embrace a creative mindset and be creative in execution, problem-solving, thinking beyond parameters, and delivery. We take the time to show appreciation and celebrate the achievements of our team members.

Together We Go Far: As our company name suggests, we know the importance and value of a team. We work shoulder-to-shoulder, have each other’s backs, and encourage everyone to have a voice and draw out the best in others. We champion a culture of inclusivity that facilitates openness to perspectives different than our own, and we uphold the obligation to dissent rather than focusing on social cohesion.

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                    CORPORATE GOVERNANCE

Be the Best Place to Work: We are committed to cultivating and maintaining our unique, world-class culture across all our markets — putting the team member experience, wellbeing, and safety at the heart of all that we do. We strive to show up with empathy, honesty, and authenticity and are committed to maintain and build on this aspect of our culture as we grow and scale.

Our People

Because we know that, ultimately, our people make us who we are, we recently adopted a fifth and fundamental value: Be the Best Place to Work. We are taking concrete action to live our newly codified value in the following ways:

•

Act with genuine care and kindness. We strive to treat others with empathy, honesty, authenticity and compassion. We are working to maintain and build on this aspect of our culture as we grow and scale.

•

Empower all team members. Our People team creates company-wide learning and development experiences, which include leadership and internal mobility training; specialized training for specific functions and weekly skills workshops.

•

Commit to team member wellbeing. We seek to cultivate a community in which each individual can thrive and we maintain an array of related policies, including: mental health days, mental health resource benefits, flexible paid time off, civic time off and volunteer time off.

•

Prioritize health and safety. Our team members’ safety is our top priority. We responded vigorously to the COVID-19 pandemic by implementing the following initiatives: daily health screenings, voluntary vaccination uploads, daily enterprise-wide cleaning protocols, social distancing and PPE protocols, and contact tracing of known COVID-19 cases when possible.

•

Provide best-in-class compensation and benefits. Our compensation and benefits are highly competitive and all regular full-time team members are granted equity-based compensation. We offer a wide array of benefits to all of our team members, including: comprehensive health care and mental health benefits, childcare solutions, a referral bonus program, pre-paid legal assistance, and an optional employee stock purchase plan.

•

Invest time and energy into self-development, volunteerism, and civic engagement. We provide a generous tuition reimbursement program, paid time off for volunteerism and civic engagement, and an annual match of up to $1,000 for employee charitable contributions.

•

Engage and listen. We establish and nurture connections among our team members by working to recognize each individual and listen actively to them. We regularly engage with team members though a variety of communications platforms, recognition and support programs, and collective efforts toward charitable giving in support of team members facing financial hardship immediately after a natural disaster or unforeseen personal challenge.

The Peloton Pledge

We believe that, to reach our goals, we must directly confront the ways that systemic inequities impede success. In June 2020, we made an institutional commitment to work toward becoming an anti-racist organization and taking the systems-wide approach necessary to dismantle systems of oppression.

Our commitment takes shape in The Peloton Pledge. The Peloton Pledge is a concrete action plan to combat systemic inequities, backed by a commitment to invest $100 million over four years across internal and external initiatives. The Peloton Pledge is focused on investing across three areas:

•	a $60 million commitment to increase in wages for our hourly employees, including a starting wage of $19 per hour for non-commissioned hourly team members;
•	a $20 million investment in learning and development programs designed to expand opportunities for upward mobility among our hourly wage employees; and
•	a $20 million commitment to support nonprofit organizations working to remove barriers related to race and discrimination in communities where Peloton operates.

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CORPORATE GOVERNANCE

In April 2021, we announced our pilot portfolio of global nonprofit partnerships, geared at empowering individuals experiencing systemic inequities through physical fitness and mental well-being to be the best versions of themselves.

Diversity Equity, and Inclusion

Led by our first SVP, Global Head of Diversity, Equity and Inclusion, we are working toward becoming an anti-racist organization through comprehensive learning journeys for leaders; targeted trainings, education opportunities, and benefits for hourly team members; our Anti-Racism Activation center that provides all team members with resources to continue their personal and professional education; and through Brave Conversations, a quarterly speaker series on race and equity. In addition, our broad array of Employee Resource Groups (“ERGs”) have direct input into setting our DE&I strategy and are led by dedicated team members who are compensated for their leadership with equity and provided a variety of career development and learning opportunities. Today, our DE&I strategy includes the following internal key performance indicators:

•	ERGs member engagement, including participation at events and on internal communications channels;
•	anti-racism learning journeys, with a goal of 80% participation by people leaders;
•	establishing DE&I benchmark indices rankings and sustaining them year over year; and
•	establishing employee engagement baseline survey score by ethnicity and gender.

We also are pursuing an external Black Equity at Work Certification through the organization Management Leadership for Tomorrow. This certification will hold us accountable for a broad array of KPIs related to Black Equity, encompassing representation, employee compensation and benefits, inclusive antiracist work environment, racially just business practices (supplier diversity), and racial justice contributions and investments.

Social Impact

Our social impact partnerships seek to support the physical and mental wellness of individuals who experience systemic inequities, thereby empowering them to be the best version of themselves.

We partner with leaders and action-oriented groups to drive change in the broader community. These efforts involve much more than funding. We aspire to become deeply involved with our social impact partners over long periods of time: truly partnering to support them in their work, collaborating in developing and enacting change-making programs, and welcoming them as valued members of the Peloton community.

Our Fiscal 2021 ESG Report includes a comprehensive list and descriptions of each of our nonprofit partners and our approach to delivering change through partnership.

Environment

We recognize that sustainability is critical to our business resilience and to the stability of the world in which we operate. In Fiscal 2021, we developed a sustainability strategy to address the environmental impact of our operations and value chain, including carbon emissions, waste, and water. Our plan will unfold in two stages. In Fiscal 2021 and our fiscal year 2022, we will build and initiate by ensuring that we have the information, systems, people, and processes in place to execute on our aspirations and engage with key functions across the organization to develop targets and roadmaps for priority focus areas. In our fiscal years 2023 and 2024, we will integrate and accelerate to make tangible progress and further embed sustainability across our full value chain. Achievements in Fiscal 2021 and thus far in fiscal year 2022 include:

•	establishing a baseline for our environmental impacts, including greenhouse gas emissions, waste, and water across our full value chain;
•

identifying a high-level strategy and five core aspirations that address our greatest environmental impacts and are especially close to Peloton’s brand identity and the team member and Member experience, which will anchor our sustainability program and forthcoming target-setting process; and

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•	conducting a materiality assessment to identify the ESG issues of greatest significance to our business and our external stakeholders.

Our Fiscal 2021 ESG Report provides more information on each of our five core aspirations and includes baseline GHG emissions data for our direct operations.

ESG Governance and Accountability

We are accountable to a variety of stakeholders, including our team members, Members, suppliers, business partners, investors, and communities. We build our governance structures, policies, and procedures to earn and maintain the trust of each group. These include:

•	oversight of ESG matters by the nominating, governance, and corporate responsibility committee;
•	creation of a product safety committee that will report regularly to our board of directors on safety matters; and
•

establishment of several critical roles to effectuate and oversee these endeavors, including: SVP, Head of Compliance and Risk; SVP, Global Head of Diversity Equity and Inclusion; and VP, ESG Strategy.

We will continue to review our approach to governance over ESG strategy, execution, and disclosure. As we evolve and build, we will seek frequent engagement with all our stakeholders to ensure that we maintain a 360-degree view of our own organization, our value chain, and our role in our communities and society.

For more information, please see our first ESG Report available at https://investor.onepeloton.com/ESG.

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PELOTON INTERACTIVE, INC. NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

NOMINATION TO THE BOARD OF DIRECTORS

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating, governance, and corporate responsibility committee in accordance with the committee’s charter, our restated certificate of incorporation and amended and restated bylaws, and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating, governance, and corporate responsibility committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Additional Information—Stockholder Proposals to Be Presented at Next Annual Meeting.”

DIRECTOR QUALIFICATIONS; DIVERSITY

With the goal of developing a diverse, experienced and highly qualified board of directors, the nominating, governance, and corporate responsibility committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise, and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess. We value diversity on a company-wide basis and seek to achieve a mix of board members that represents a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the board of directors does not establish specific goals with respect to diversity, our board of director’s overall diversity is a significant consideration in the director nomination process.

Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and the Nasdaq listing requirements and the provisions of our restated certificate of incorporation, amended and restated bylaws and charters of the committees of our board of directors. In addition, neither our board of directors nor our nominating, governance, and corporate responsibility committee has a formal policy with regard to the consideration of diversity in identifying nominees. When considering nominees, the nominating, governance, and corporate responsibility committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the nominating, governance, and corporate responsibility committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness. The matrix below sets forth the self-identified gender identity and demographic diversity attributes of each of our directors, and the brief biographical description of each director set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our board of directors at this time.

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                    NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

OUR BOARD DIVERSITY

24	|	2021 PROXY STATEMENT

PELOTON INTERACTIVE, INC. PROPOSAL NO. 1 ELECTION OF DIRECTORS

Our board of directors currently consists of seven directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class I and Class III do not expire until the annual meetings of stockholders held in 2023 and 2022, respectively. At the recommendation of our nominating, governance, and corporate responsibility committee, our board of directors proposes that each of the two Class II nominees named below, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2024 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes cast, which means that the two individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

Shares represented by proxies will be voted “FOR” the election of each of the two nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

Each person nominated for election has agreed to serve if elected, and management and the board of directors have no reason to believe that either nominee will be unable to serve. If, however, prior to the Annual Meeting, the board of directors should learn that either nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the board of directors. Alternatively, the proxies, at the board of director’s discretion, may be voted for no nominees as a result of the inability of either nominee to serve.

NOMINEES TO OUR BOARD OF DIRECTORS

The nominees and their ages, occupations, and length of service on our board of directors as of the date of this Proxy Statement, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

NAME OF DIRECTOR/NOMINEE	AGE	POSITION	DIRECTOR SINCE

JON CALLAGHAN(1)(2)(3)	52	Director	April 2015

JAY HOAG(1)(4)	63	Director	August 2018

(1)	Member of the audit committee

(2)	Member of the compensation committee

(3)	Member of the nominating, governance, and corporate responsibility committee

(4)	Chairperson of the compensation committee

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                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 52 DIRECTOR SINCE: April 2015 COMMITTEES: • Audit • Compensation • Nominating, Governance, and Corporate Responsibility

JON CALLAGHAN

Jon Callaghan has served as a member of our board of directors since April 2015. Mr. Callaghan is a founder and Managing Member of True Ventures, a venture capital firm, where he has served since January 2006. Prior to True Ventures, Mr. Callaghan served as a Managing Director at Globespan Capital, a venture capital firm, and as a Managing Partner at CMGI@Ventures, CMGI Inc.’s affiliated venture capital group. Mr. Callaghan served on the board of directors of Fitbit, Inc. from September 2008 to May 2018 and currently serves as a member of the board of directors of several private companies.

SKILLS AND EXPERIENCE

Mr. Callaghan holds a B.A. in Government from Dartmouth College and an M.B.A. from Harvard Business School. We believe Mr. Callaghan is qualified to serve on our board of directors because of his extensive experience working with the management teams of, and investing in, a number of privately and publicly held companies.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  None

DIRECTOR AGE: 63 DIRECTOR SINCE: August 2018 COMMITTEES: • Compensation (Chair) • Audit

JAY HOAG

Jay Hoag has served as a member of our board of directors since August 2018. Mr. Hoag is a co-founder and General Partner of TCV where he has served since June 1995. Mr. Hoag currently serves on the board of directors of TripAdvisor, Inc., Zillow Group, Inc., and Netflix Inc. and several private companies. Mr. Hoag also previously served on the board of directors of various public companies, including Electronic Arts until August 2021 and TechTarget, Inc. until July 2016.

SKILLS AND EXPERIENCE

Mr. Hoag holds a B.A. from Northwestern University and an M.B.A. from the University of Michigan. We believe Mr. Hoag is qualified to serve on our board of directors because of his extensive experience working with the management teams of, and investing in, a number of privately and publicly held companies.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  TripAdvisor, Inc.

•  Zillow Group, Inc.

•  Netflix Inc.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

CONTINUING DIRECTORS

The directors who are serving for terms that end after the Annual Meeting and their ages, occupations, and length of service on our board of directors as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table. After six and a half years of impactful service, Howard Draft resigned from his position as a director effective as of the date hereof.

NAME OF DIRECTOR	AGE	POSITION	DIRECTOR SINCE

CLASS I DIRECTORS:

ERIK BLACHFORD(1)(2)	54	Director	April 2015

PAMELA THOMAS-GRAHAM(1)(3)	58	Director	March 2018

CLASS III DIRECTORS:

KAREN BOONE*(4)	47	Director	January 2019

JOHN FOLEY	50	Chairman	April 2015

WILLIAM LYNCH	51	Director	August 2019

*	Lead Independent Director

(1)	Member of compensation committee

(2)	Member of the nominating, governance, and corporate responsibility committee

(3)	Chairperson of the nominating, governance, and corporate responsibility committee

(4)	Chairperson of the audit committee

AGE: 54 DIRECTOR SINCE: April 2015 COMMITTEES: • Compensation • Nominating, Governance, and Corporate Responsibility

ERIK BLACHFORD

Erik Blachford has served as a member of our board of directors since April 2015. As an independent venture capital investor and advisor since January 2011, he focuses on consumer tech and travel companies and has invested in companies such as Zillow, Glassdoor, Grove Collaborative, and Hotel Tonight. He was a member of the founding team at Expedia, and served as the company’s second Chief Executive Officer, then as the Chief Executive Officer of IAC/InterActiveCorp’s travel division, IAC Travel, until 2005. He was the Chief Executive Officer at Terrapass, Inc. from April 2007 to September 2009, and the Chief Executive Officer at Butterfield & Robinson, Inc. from September 2009 to January 2011. Mr. Blachford has also consulted as a Venture Partner at Technology Crossover Ventures, a private equity and venture capital firm, since March 2011. Mr. Blachford currently serves on the board of directors of Zillow Group, Inc. and several private companies.

SKILLS AND EXPERIENCE

He holds a B.A. in English and theater from Princeton University, an M.B.A. from Columbia Business School, and an M.F.A. in Creative Writing from San Francisco State University. We believe Mr. Blachford is qualified to serve on our board of directors based on his strategic and operational experience as a former executive officer and his extensive experience working with the management teams of, and investing in, a number of privately and publicly held companies.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Zillow Group, Inc.

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                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

DIRECTOR AGE: 58 DIRECTOR SINCE: March 2018 COMMITTEES: • Compensation • Nominating, Governance, and Corporate Responsibility (Chair)

PAMELA THOMAS-GRAHAM

Pamela Thomas-Graham has served as a member of our board of directors since March 2018. Since August 2016, Ms. Thomas-Graham has served as the Founder and Chief Executive Officer of Dandelion Chandelier LLC, a private digital media enterprise focused on the world of luxury. From 2010 to August 2016, she served as a member of the Executive Board at Credit Suisse Group AG, a multinational investment bank and financial services company. While at the firm she held several titles, including Chair, New Markets for the global Private Bank; and Global Chief Marketing and Talent Officer.

From 2008 to 2010, she served as a Managing Director at Angelo, Gordon & Co., a privately held investment firm. From 2005 through 2007, Ms. Thomas-Graham was a Group President of Liz Claiborne Inc. (now Tapestry). She served as President and Chief Executive Officer of NBC Universal’s CNBC television, and President and Chief Executive Officer of CNBC.com, beginning in 1999. She began her career at global consultancy McKinsey & Co. in 1989, becoming the firm’s first black woman partner in 1995.

Ms. Thomas-Graham currently serves, and in the coming months will be concluding her service, as a board member of The Clorox Company. She also serves as a board member of Bumble Inc.; Compass, Inc; and the Bermuda-based Bank of N.T. Butterfield & Son Limited.

SKILLS AND EXPERIENCE

Ms. Thomas-Graham holds a B.A. in Economics from Harvard University and a joint M.B.A. - J.D. from Harvard Business School and Harvard Law School. We believe Ms. Thomas-Graham is qualified to serve on our board of directors because she brings invaluable strategic, operational, and corporate governance experience as a chief executive officer and executive leader of public and private companies.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Bank of N.T. Butterfield & Son Limited

•  The Clorox Company (term ends Fall 2021)

•  Bumble Inc.

•  Compass, Inc.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

LEAD INDEPENDENT DIRECTOR AGE: 47 DIRECTOR SINCE: January 2019 COMMITTEES: • Audit (Chair)

KAREN BOONE

Karen Boone has served as a member of our board of directors since January 2019. Ms. Boone most recently served as the President, Chief Financial and Administrative Officer of Restoration Hardware, Inc., a home furnishings company, from May 2014 to August 2018 and as Chief Financial Officer from June 2012 to May 2014. Prior to that, from 1996 to 2012, Ms. Boone held various roles at Deloitte & Touche LLP, a public accounting firm, most recently as an Audit Partner. Ms. Boone currently serves on the board of directors of Sonos, Inc. and several private companies.

SKILLS AND EXPERIENCE

Ms. Boone holds a B.S. in Business Economics from the University of California, Davis. We believe Ms. Boone is qualified to serve on our board of directors because of her extensive experience leading a consumer brand and her expertise and background with regard to accounting and financial matters.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  Sonos, Inc.

CHAIRMAN & CEO AGE: 50 DIRECTOR SINCE: April 2015 COMMITTEES: • None

JOHN FOLEY

John Foley is one of our co-founders and has served as our Chief Executive Officer since June 2012 and Chairman of our board of directors since April 2015 when we converted from a limited liability company to a Delaware corporation. Before our founding, Mr. Foley served as the President of eCommerce at Barnes & Noble, Inc., a retailer of content, digital media, and educational products, from August 2010 to June 2012. From March 2005 to August 2010, Mr. Foley served as the co-founder and Chief Executive Officer of Pronto.com, a price comparison service platform and a subsidiary of IAC/InterActiveCorp, a media and internet company.

SKILLS AND EXPERIENCE

Mr. Foley holds a B.S. in Industrial Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard Business School. We believe Mr. Foley is qualified to serve on our board of directors because of the historical knowledge, operational expertise, leadership, and continuity that he brings to our board of directors as our co-founder and Chief Executive Officer.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  None

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                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

PRESIDENT & DIRECTOR AGE: 51 DIRECTOR SINCE: August 2019 COMMITTEES: • None

WILLIAM LYNCH

William Lynch has served as our President since January 2017 and as a member of our board of directors since August 2019. Prior to joining us, Mr. Lynch served as the Chief Executive Officer of Savant Systems, LLC, a luxury smart home technology company, from May 2014 to November 2016. From March 2010 to June 2013, Mr. Lynch served as the Chief Executive Officer of Barnes & Noble, and from February 2009 to March 2010, Mr. Lynch served as the President of Barnes & Noble.com, a business division of Barnes & Noble, where he oversaw the creation of the Nook product line and software. Mr. Lynch has also held senior management roles at HSN.com, IAC/InterActiveCorp, and Palm Computing. Mr. Lynch previously served on the board of directors of Barnes & Noble from October 2011 to July 2013.

SKILLS AND EXPERIENCE

Mr. Lynch holds a B.S. in Economics from the University of Texas at Austin and an M.B.A. from Columbia Business School. We believe Mr. Lynch is qualified to serve on our board of directors because of the strategic and operational experience and leadership that he brings as our President and the former chief executive officer and executive leader of public and private companies.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

•  None

There are no family relationships among our directors and executive officers.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION

Under our current compensation practices, our non-employee directors receive equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. Each non-employee director is entitled to receive equity awards under our 2019 Equity Incentive Plan, or the 2019 Plan, in the form of stock options, RSUs, or a 50%-50% combination thereof pursuant to our “Employee Equity Choice Program” as described in the “Compensation Discussion and Analysis—Employee Equity Choice Program” section below.

Our compensation arrangements for non-employee directors are reviewed periodically by our compensation committee and our board of directors. In addition, at the compensation committee’s direction, Compensia, Inc., (“Compensia”) the compensation committee’s independent compensation consultant, provides a competitive analysis of director compensation levels, practices, and design features as compared to the general market as well as our compensation peer group. In February 2021, based on the competitive analysis provided by Compensia, the compensation committee approved an increase to the non-employee director annual equity grant from $250,000 to $325,000, as described below.

Initial Equity Grant. Each non-employee director appointed to our board of directors is granted an equity award, in the form of stock options, RSUs, or a 50%-50% combination thereof pursuant to our Employee Equity Choice Program, on the date of their appointment to our board of directors having an aggregate value of $500,000 based on the closing price of our Class A common stock on the date of grant. The award will vest with respect to 1/3rd of the total number of shares subject to such award on each annual anniversary of the grant, in each case, so long as such non-employee director continues to provide service through such date. Each initial equity grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in our 2019 Plan).

Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our board of directors, and will continue to serve on our board of directors immediately following the date of such annual meeting, will automatically be granted equity, in the form of stock options, RSUs, or a 50%-50% combination thereof pursuant to our Employee Equity Choice Program, having an aggregate value of $325,000 based on the closing price of our Class A common stock on the date of grant (the “Annual Equity Grant”). An increase in the non-employee director Annual Equity Grant was approved by the board of directors after the 2020 annual meeting of stockholders held on December 9, 2020, when each non-employee director received the Annual Equity Grant of $250,000. Accordingly, on March 1, 2021 each director received an additional equity grant having an aggregate value of $75,000 based on the closing price of our Class A common stock on the date of grant, prorated from March 1, 2021 through the date of the next annual meeting of stockholders. Each Annual Equity Grant will vest with respect to 1/4th of the total number of stock options or RSUs, as applicable, subject to such award on each quarterly anniversary thereafter such that the equity award will be fully vested and exercisable, as applicable, on the one-year anniversary of the date of grant, or if earlier, the next annual meeting of stockholders, in each case, so long as such non-employee director continues to provide service through such date. Each Annual Equity Grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in our 2019 Plan).

Non-employee directors do not receive any cash compensation for service on our board of directors.

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                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

NON-EMPLOYEE DIRECTOR COMPENSATION

The following table provides information for the fiscal year ended June 30, 2021 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of Fiscal 2021, other than Mr. Foley, the Chairman of our board of directors and our CEO, and Mr. Lynch, our President. Messrs. Foley and Lynch are not included in the table below, as they are employees and receive no compensation for their service as directors. The compensation received by Messrs. Foley and Lynch as employees is shown in the “Executive Compensation—Fiscal 2021 Summary Compensation Table” below.

NAME	OPTION AWARDS ($)(2)(3)	RESTRICTED STOCK AWARDS ($)(2)(3)	TOTAL ($)

ERIK BLACHFORD	308,152		308,152

KAREN BOONE	308,152		308,152

JON CALLAGHAN	308,152		308,152

HOWARD DRAFT(1)	308,152		308,152

JAY HOAG	308,152		308,152

PAMELA THOMAS-GRAHAM		304,406	304,406

(1)	Mr. Draft resigned from our board of directors effective as of October 25, 2021.

(2)

The amounts reported in this column represent the aggregate grant date value of stock option and restricted stock awards made to directors in Fiscal 2021 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, or ASC 718. This amount does not reflect the actual economic value realized by the director, which will vary depending on the performance of our Class A common stock.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

(3)

The following table sets forth information on stock option and RSU awards granted to non-employee directors during Fiscal 2021, the aggregate number of shares of our Class A common stock and Class B common stock underlying outstanding stock options and RSUs held by our non-employee directors as of June 30, 2021, and the aggregate number of shares of our Class A common stock and Class B common stock underlying outstanding unvested stock options and RSUs held by our non-employee directors as of June 30, 2021:

NAME	GRANT DATE	NUMBER OF SHARES UNDERLYING STOCK OPTIONS GRANTED IN FISCAL 2021		NUMBER OF SHARES UNDERLYING RESTRICTED STOCK UNITS GRANTED IN FISCAL 2021		NUMBER OF SHARES UNDERLYING TOTAL STOCK OPTIONS HELD AT FISCAL YEAR END		NUMBER OF SHARES UNDERLYING TOTAL RESTRICTED STOCK UNITS HELD AT FISCAL YEAR END		NUMBER OF SHARES UNDERLYING UNVESTED STOCK OPTIONS HELD AT FISCAL YEAR END	NUMBER OF SHARES UNDERLYING UNVESTED RESTRICTED STOCK UNITS HELD AT FISCAL YEAR END

ERIK BLACHFORD	12/9/2020 3/1/2021	5,698 1,183	(1) (1)			1,364,997	(2)			195,523

KAREN BOONE	12/9/2020 3/1/2021	5,698 1,183	(1) (1)			456,881	(3)			249,940

JON CALLAGHAN	12/9/2020 3/1/2021	5,698 1,183	(1) (1)			24,997	(4)			3,440

HOWARD DRAFT	12/9/2020 3/1/2021	5,698 1,183	(1) (1)			287,498	(5)			196,357

JAY HOAG	12/9/2020 3/1/2021	5,698 1,183	(1) (1)			24,997	(4)			3,440

PAMELA THOMAS-GRAHAM	12/9/2020 3/1/2021			2,276 422	(1) (1)	393,116	(6)	1,349	(6)	195,833	1,349

(1)

The stock option or RSU award vest as to 25% of the total shares quarterly on each of March 9, 2021, June 9, 2021, and September 9, 2021, with the final 25% vesting on the earlier of (i) December 9, 2021 and (ii) the 2021 Annual Meeting, subject to such non-employee director’s continued service through such date.

(2)

Consists of (a) a stock option to purchase 18,116 shares of Class A common stock, granted on February 28, 2020, that is fully vested and exercisable, (b) a stock option to purchase 5,698 shares of Class A common stock, granted on December 9, 2020, that vests quarterly at a rate of 1/4th of the shares, (c) a stock option to purchase 1,183 shares of Class A common stock, granted on March 1, 2021, that vests at a rate of 1/4th of the shares, ((d) a stock option for 600,000 shares, granted on July 13, 2015, that vests at a rate of 1/4th of the shares of our Class B common stock underlying the stock option vesting on March 29, 2016 and the remaining shares subject to the stock option vest at a rate of 1/48th of the shares of our Class B common stock underlying the stock option monthly thereafter, (e) a stock option for 180,000 shares of our Class B common stock, granted on August 8, 2017, that vests at a rate of 1/4th of the shares of our Class B common stock underlying the stock option on July 11, 2018 and the remaining shares subject to the stock option vest at a rate of 1/48th of the shares of our Class B common stock underlying the stock option monthly thereafter, (f) a stock option for 160,000 shares, granted on April 2, 2018, that vests at a rate of 1/48th of the shares of our Class B common stock underlying the stock option each month following the March 15, 2018 vesting commencement date, and (g) a stock option for 400,000 shares, granted on January 17, 2019, that vests at a rate of 1/48th of the shares of our Class B common stock underlying the stock option each month following the January 17, 2019 vesting commencement date. The stock options for shares of our Class B common stock are early exercisable. The stock options for shares of our Class B common stock also provide that, in the event of a change in control (as defined in the applicable stock option agreement), all of the unvested shares of Class B common stock subject to the stock options will become immediately vested and exercisable as of the date immediately prior to the change in control. All stock options are subject to such non-employee director’s continued service through such date.

(3)

Consists of (a) a stock option to purchase 5,698 shares of Class A common stock, granted on December 9, 2020, that vests quarterly at a rate of 1/4th of the shares, (b) a stock option to purchase 1,183 shares of Class A common stock, granted on March 1, 2021, that vests quarterly at a rate of 1/4th of the shares, (c) a stock option for 200,000 shares of Class B common stock, granted on January 17, 2019, 50,000 of which have been exercised and 150,000 of which remain outstanding and subject to the option as of June 30, 2021, that vests at a rate of 1/48th of the shares of our Class B common stock underlying the stock option each month following the January 6, 2019 vesting commencement date and (d) a stock option to purchase 400,000 shares of Class B common stock, granted on January 17, 2019, 100,000 of which have been exercised and 300,000 of which remain outstanding and subject to the option as of June 30, 2021, that vests at a rate of 1/48th of the shares of our Class B common stock underlying the stock option each month following the January 17, 2019 vesting commencement date. The stock options for

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                    PROPOSAL NO. 1: ELECTION OF DIRECTORS

shares of our Class B common stock are early exercisable. In the event of a change on control, any then-unvested stock options will become immediately vested and exercisable. All stock options are subject to such non-employee director’s continued service through such date.

(4)

Consists of (a) a stock option to purchase 18,116 shares of Class A common stock, granted on February 28, 2020, that is fully vested and exercisable, (b) a stock option to purchase 5,698 shares of Class A common stock, granted on December 9, 2020, that vests quarterly at a rate of 1/4th of the shares, and (c) a stock option to purchase 1,183 shares of Class A common stock, granted on March 1, 2021, that vests at a rate of 1/4th of the shares.

(5)

Consists of (a) a stock option to purchase 18,116 shares of Class A common stock, granted on February 28, 2020, that is fully vested and exercisable, (b) a stock option to purchase 5,698 shares of Class A common stock, granted on December 9, 2020, that vests quarterly at a rate of 1/4th of the shares, (c) a stock option to purchase 1,183 shares of Class A common stock, granted on March 1, 2021, that vests at a rate of 1/4th of the shares, (d) a stock option for 220,000 shares, granted on August 8, 2017, 215,416 of which have been exercised and 4,584 of which remain outstanding and subject to the option as of June 30, 2021, that vests at a rate of 1/4th of the shares of our Class B common stock underlying the stock option on July 11, 2018 and the remaining shares subject to the stock option vest at a rate of 1/48th of the shares of our Class B common stock underlying the stock option monthly thereafter, (e) a stock option to purchase 160,000 shares of Class B common stock, granted on April 2, 2018, 130,000 of which have been exercised and 30,000 of which remain outstanding and subject to the option as of June 30, 2021, that vests at a rate of 1/48th of the shares of our Class B common stock underlying the stock option each month following the March 15, 2018 vesting commencement date, and (f) a stock option to purchase 400,000 shares of Class B common stock, granted on January 17, 2019, 172,083 of which have been exercised and 227,917 of which remain outstanding and subject to the option as of June 30, 2021, that vests at a rate of 1/48th of the shares of our Class B common stock underlying the stock option each month following the January 17, 2019 vesting commencement date. The stock options for shares of our Class B common stock are early exercisable. In the event of a change on control, any then-unvested stock options will become immediately vested and exercisable. All stock options are subject to such non-employee director’s continued service through such date.

(6)

Consists of (a) a restricted stock award for 2,276 shares of Class A common stock, granted on December 9, 2020, 1,138 of which have vested and 1,138 of which remain outstanding and subject to the award as of June 30, 2021, that vests quarterly at a rate of 1/4th of the shares, (b) a restricted stock award for 422 shares of Class A common stock, granted on March 1, 2021, 211 of which have vested and 211 of which remain outstanding and subject to the award as of June 30, 2021, that vests quarterly at a rate of 1/4th of the shares, (c) a stock option to purchase 200,000 shares of Class B common stock, granted on April 2, 2018, 40,217 of which have been exercised and 159,783 of which remain outstanding and subject to the option as of June 30, 2021, that vests at a rate of 1/48th of the shares of our Class B common stock underlying the stock option each month following the March 26, 2018 vesting commencement date, and (d) a stock option to purchase 400,000 shares of Class B common stock that vests at a rate of 1/48th of the shares of our Class B common stock, granted on January 17, 2019, 166,667 of which have been exercised and 233,333 of which remain outstanding and subject to the option as of June 30, 2021, underlying the stock option each month following the January 17, 2019 vesting commencement date. The stock options for shares of our Class B common stock are early exercisable. In the event of a change on control, any then-unvested stock options will become immediately vested and exercisable. All stock options are subject to such non-employee director’s continued service through such date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF THE CLASS II DIRECTORS

34	|	2021 PROXY STATEMENT

PELOTON INTERACTIVE, INC. PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending June 30, 2022 and recommends that stockholders vote for ratification of such selection. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2022 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that Ernst & Young LLP is not ratified by our stockholders, the audit committee will review its future selection of Ernst & Young LLP as our independent registered public accounting firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Ernst & Young LLP audited our financial statements for the fiscal year ended June 30, 2021. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions. Ernst & Young LLP has served as our independent registered public accounting firm since 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Ernst & Young LLP will periodically rotate the individuals who are responsible for our audit.

During the fiscal years ended June 30, 2020 and 2021, fees for services provided by Ernst & Young LLP were as follows:

	FISCAL YEAR ENDED JUNE 30, 2020	FISCAL YEAR ENDED JUNE 30, 2021

FEES BILLED TO PELOTON

AUDIT FEES(1)	$2,121,000	$3,851,000

AUDIT-RELATED FEES(2)	$ 330,000	—

TAX FEES(3)	$ 5,000	5,400

OTHER FEES(4)	$ 5,000	5,000

TOTAL FEES	$2,461,000	$3,861,400

(1)

“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States). The total Audit fees for the fiscal year ended June 30, 2020 includes $210,000 in Audit fees billed after October 22, 2020, the date that our proxy statement for our 2020 annual meeting of stockholders was filed with the SEC.

(2)	“Audit-related fees” includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3)

“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax and assistance with tax audits.

(4)	“Other fees” includes fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

2021 PROXY STATEMENT	|	35

                    PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. In addition, the audit committee has established procedures by which the chairperson of the audit committee may pre-approve such services up to $200,000 per service matter or project, subject to ratification by the audit committee at its next regularly scheduled quarterly meeting following such approval. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022

36	|	2021 PROXY STATEMENT

PELOTON INTERACTIVE, INC. REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

The principal purpose of the audit committee is to assist the board of directors in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The audit committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP, our independent registered public accounting firm for the fiscal year ended June 30, 2021, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Our audit committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the fiscal year ended June 30, 2021. Our audit committee has also discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communications with Audit Committees.”

Our audit committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with Ernst & Young LLP its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended June 30, 2021 for filing with the U.S. Securities and Exchange Commission.

Members of our audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained the appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s consideration and discussions do not assure that the audit of the company’s consolidated financial statements have been carried out in accordance with the standards of the PCAOB, that the consolidated financial statements are presented in accordance with the accounting principles generally accepted in the United Statements and that Ernst & Young LLP is in fact “independent.”

SUBMITTED BY THE AUDIT COMMITTEE

Karen Boone, Chairperson

Jon Callaghan

Howard Draft3

[3]	Howard Draft was a member of the Audit Committee through his resignation as a director effective as of October 25, 2021.

2021 PROXY STATEMENT	|	37

PELOTON INTERACTIVE, INC. EXECUTIVE OFFICERS

The names of our executive officers, their ages as of the date of this proxy statement and their positions are shown below.

NAME	AGE	POSITION

EXECUTIVE OFFICERS:

JOHN FOLEY	50	Chairman of the Board of Directors and Chief Executive Officer

JILL WOODWORTH	49	Chief Financial Officer

WILLIAM LYNCH	51	President and Director

THOMAS CORTESE	41	Chief Product Officer

HISAO KUSHI	56	Chief Legal and Culture Officer and Secretary

KEVIN CORNILS	48	Chief Commercial Officer

MARIANA GARAVAGLIA	40	Chief Operating Officer

Our board of directors chooses executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers.

For information regarding Messrs. Foley and Lynch, please refer to “Proposal No. 1—Election of Directors.”

JILL WOODWORTH has served as our Chief Financial Officer since April 2018. From April 2006 to April 2018, Ms. Woodworth served as a Managing Director for J.P. Morgan, a multinational investment bank and financial services company. From July 1994 to April 2006, Ms. Woodworth worked in investment banking at Morgan Stanley & Co. LLC, a multinational investment bank and financial services company, where she held various positions within equity capital markets and client coverage. Ms. Woodworth holds a B.S. in Economics from the Massachusetts Institute of Technology.

THOMAS CORTESE is one of our co-founders and has served as our Chief Product Officer since August 2021. From February 2012 to August 2021, Mr. Cortese served as our Chief Operating Officer and from April 2019 to August 2021 he served as our Head of Product Development. Prior to our founding, Mr. Cortese served as the Chief Executive Officer of Proust.com, an online social media and memory sharing company, and a subsidiary of IAC/InterActiveCorp, from February 2010 to January 2012. From February 2008 to February 2010, Mr. Cortese served as the Vice President of Product Management at Pronto.com, a price comparison service platform and a subsidiary of IAC/InterActiveCorp, a media and internet company. Mr. Cortese holds a B.A. in Philosophy from The George Washington University.

HISAO KUSHI is one of our co-founders and has served as our Secretary since March 2015, our Chief Legal Officer since June 2015 and our Chief Culture Officer since August 2021. Prior to that, Mr. Kushi served as an advisor to us from January 2012 to May 2015. From November 2013 to January 2015, Mr. Kushi served as the Chief Operating Officer of Evite, Inc., a social-planning website for creating and sending digital invitations, and a subsidiary of Liberty Media Corporation. From December 2010 to April 2014, Mr. Kushi served as General Counsel to a variety of companies owned by Liberty Media including BuySeasons, Inc., Evite, and Gifts.com. Prior to Liberty Media, between 2003 and 2010, Mr. Kushi served as general counsel to a number of companies owned by IAC/InterActiveCorp, including Citysearch, Pronto, and Proust, among others. Mr. Kushi holds a B.A. in English from the University of Massachusetts Amherst and a J.D. from Boston College.

38	|	2021 PROXY STATEMENT

EXECUTIVE OFFICERS

KEVIN CORNILS has served as our Chief Commercial Officer since August 2021 after serving as Managing Director, International, from January 2018 to August 2021. Prior to that, Mr. Cornils was Chief Executive Officer at Glasses Direct/MyOptique, Europe’s largest online optical business, from 2008 to 2018, and Chief Executive Officer at buy.at (AOL), the U.K.’s leading specialist affiliate advertising network, from August 2006 to August 2008. From January 2003 to August 2006, Mr. Cornils served as Managing Director, Europe, at Match.com. Mr. Cornils holds an MBA from Harvard Business School and a Bachelor of Science in Foreign Service in International Economics from Georgetown University.

MARIANA GARAVAGLIA has served as our Chief Operating Officer since August 2021. From May 2020 to August 2021, Ms. Garavaglia served as our Chief Business Operations Officer and from June 2019 to May 2020, she served as our Chief People Officer. Prior to joining us, Ms. Garavaglia held a variety of roles at Amazon.com, Inc., a multinational technology company, from 2008 to May 2019, including as Managing Director of Amazon Physical Stores, Director of Store Operations & Head of Stores, and as Country HR Manager in Spain. Ms. Garavaglia holds a B.A. in International Studies from the University of Oklahoma and a Master’s in Business Administration from The Tuck School of Business at Dartmouth.

2021 PROXY STATEMENT	|	39

PELOTON INTERACTIVE, INC. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 30, 2021, by:

•	each of our named executive officers;
•	each of our directors or director nominees;
•	all of our directors and executive officers as a group; and
•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 273,978,403 shares of Class A common stock and 28,785,575 shares of Class B common stock outstanding as of September 30, 2021. Shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of September 30, 2021 or RSUs that may vest and settle within 60 days of September 30, 2021 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001.

	SHARES BENEFICIALLY OWNED				% OF TOTAL VOTING POWER(1)
	CLASS A		CLASS B
NAME OF BENEFICIAL OWNER	SHARES	%	SHARES	%

NAMED EXECUTIVE OFFICERS AND DIRECTORS:

JOHN FOLEY(2)	667,993	*	17,036,232	41.9	39.6

JILL WOODWORTH(3)	258,827	*	2,900,000	9.2	6.8

WILLIAM LYNCH(4)	382,198	*	5,209,048	16.4	12.3

THOMAS CORTESE(5)	340,964	*	4,202,338	13.3	9.9

HISAO KUSHI(6)	260,551	*	3,447,110	11.0	8.1

ERIK BLACHFORD(7)	252,768	*	1,340,000	4.5	3.2

KAREN BOONE(8)	55,161	*	450,000	1.5	1.1

JON CALLAGHAN(9)	832,231	*	—	—	*

HOWARD DRAFT(10)	451,363	*	525,433	1.8	1.3

PAMELA THOMAS-GRAHAM(11)	2,024	*	368,116	1.3	*

JAY HOAG(12)	23,277	*	—	—	*

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP (13 PERSONS)(13)	3,814,949	1.4	36,080,366	66.0	82.7

40	|	2021 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	SHARES BENEFICIALLY OWNED				% OF TOTAL VOTING POWER(1)
	CLASS A		CLASS B
NAME OF BENEFICIAL OWNER	SHARES	%	SHARES	%

OTHER 5% STOCKHOLDERS:

ENTITIES AFFILIATED WITH TCV (14)	3,929,702	1.4	15,717,059	54.6	37.5

THE VANGUARD GROUP(15)	21,302,071	7.8			2.5

BAILLIE GIFFORD & CO.(16)	28,077,453	10.3	207,754	*	3.8

*	Less than 1%

(1)

Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. The holders of our Class B common stock are entitled to 20 votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2)

Represents (i) 200,000 shares of Class A common stock, (ii) 456,911 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021, (iii) 11,082 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021 by Jill Foley, (iv) 5,166,232 shares of Class B common stock, (v) 11,720,000 shares underlying options to purchase Class B common stock that are exercisable within 60 days of September 30, 2021, and (vi) 150,000 shares underlying options to purchase Class B common stock by Jill Foley. Of the shares of Class B common stock listed, 3,500,000 are pledged as collateral to secure certain personal indebtedness.

(3)

Represents (i) 258,827 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021 and (ii) 2,900,000 shares underlying options to purchase Class B common stock that are exercisable within 60 days of September 30, 2021.

(4)

Represents (i) 1,300 shares of Class A common stock, (ii) 7,200 shares of Class A common stock held of record by William J. Lynch, Jr. Grantor Retained Annuity Trust dtd 4/9/20, (iii) 4,000 shares of Class A common stock held of record by William J. Lynch, Jr. Grantor Retained Annuity Trust dtd 8/26/20, (iv) 3,000 shares of Class A common stock held of record by William J. Lynch, Jr. Grantor Retained Annuity Trust dtd 8/27/20, (v) 2,000 shares of Class A common stock held of record by William J. Lynch, Jr. Grantor Retained Annuity Trust dtd 5/20/21 (fbo Troy Wade), (vi) 2,000 shares of Class A common stock held of record by William J. Lynch, Jr. Grantor Retained Annuity Trust dtd 5/20/21 (fbo The Stirling MacMillan Trust), (vii) 356,256 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021, (viii) 6,442 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2021, (ix) 1,613,000 shares of Class B common stock, (x) 675,000 shares of Class B common stock held of record by Lynch Holdings I LP, (xi) 110,000 shares of Class B common stock held of record by William J. Lynch, Jr. Grantor Retained Annuity Trust fbo LJC Trusts, and (xii) 2,811,048 shares underlying options to purchase Class B common stock that are exercisable within 60 days of September 30, 2021. Of the shares of Class B common stock listed, 1,000,000 are pledged as collateral to secure certain personal indebtedness.

(5)

Represents (i) 413 shares of Class A common stock, (ii) 106,000 shares of Class A common stock held of record by The Harbor View Investments LLC, (iii) 234,551 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021, (iv) 1,029,922 shares of Class B common stock, (v) 261,052 shares of Class B common stock held of record by The Harbor View Investments LLC, (vi) 50,000 shares of Class B common stock held of record by The TPC 2021 GRAT 1, (vii) 50,000 shares of Class B common stock held of record by The TPC 2021 GRAT 2, and (viii) 2,991,364 shares underlying options to purchase Class B common stock that are exercisable within 60 days of September 30, 2021. Of the shares of Class B common stock listed, 900,000 are pledged as collateral to secure certain personal indebtedness.

(6)

Represents (i) 1,724 shares of Class A common stock, (ii) 258,827 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021, (iii) 367,607 shares of Class B common stock held of record by Kushi Family 2018 GRAT, (iv) 632,393 shares of Class B common stock held of record by Kushi Family Trust dated June 3, 2013, and (v) 2,447,110 shares underlying options to purchase Class B common stock that are exercisable within 60 days of September 30, 2021. Of the shares of Class B common stock listed, 500,000 are pledged as collateral to secure certain personal indebtedness.

(7)

Represents (i) 229,491 shares of Class A common stock, (ii) 23,277 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021, and (iii) 1,340,000 shares underlying options to purchase Class B common stock that are exercisable within 60 days of September 30, 2021. Of the shares of Class A common stock listed, 229,491 are pledged as collateral to secure certain personal indebtedness.

(8)

Represents (i) 50,000 shares of Class A common stock, (ii) 5,161 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021, and (iii) 450,000 shares underlying options to purchase Class B common stock that are exercisable within 60 days of September 30, 2021.

(9)

Represents (i) 808,954 shares of Class A common stock held by Jonathan D. Callaghan and Christie Blom Callaghan, Trustees of the Callaghan Family Trust and (ii) 23,277 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021.

(10)

Represents (i) 264,167 shares of Class A common stock, (ii) 34,483 shares of Class A common stock held of record by Howard Craig Draft Living Trust, (iii) 17,241 shares of Class A common stock held of record by Howard Draft IRA, (iv) 112,195 shares of Class A common stock held by spouse, (v) 23,277 shares underlying options to purchase shares of Class A common stock that are

2021 PROXY STATEMENT	|	41

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

exercisable within 60 days of September 30, 2021, (vi) 302,932 shares of Class B common stock, and (vii) 222,501 shares underlying options to purchase Class B common stock that are exercisable within 60 days of September 30, 2021. Of the shares of Class B common stock listed, 210,000 are pledged as collateral to secure certain personal indebtedness. Mr. Draft resigned from our board of directors effective October 25, 2021.

(11)	Represents (i) 2,024 shares of Class A common stock and (ii) 368,116 shares underlying options to purchase Class B common stock that are exercisable within 60 days of September 30, 2021.

(12)

Represents 23,277 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021. Mr. Hoag is a director of Technology Crossover Management IX, Ltd. and Technology Crossover Management X, Ltd. and a limited partner of Technology Crossover Management IX, L.P. and Technology Crossover Management X, L.P. which are entities affiliated with the TCV Funds described in note (14) below, but does not hold voting or dispositive power over the shares held of record by the TCV Funds. See note (14) below for more information regarding the TCV Funds.

(13)

Represents (i) 2,097,492 shares of Class A common stock, (ii) 1,926,086 shares underlying options to purchase Class A common stock that are exercisable within 60 days of September 30, 2021, (iii) 20,861 shares of Class A common stock underlying RSUs to acquire Class A common stock that are vested and settled within 60 days of September 30, 2021, (iv) 10,158,138 shares of Class B common stock, and (v) 25,922,228 shares underlying options to purchase Class B common stock that are exercisable within 60 days of September 30, 2021.

(14)

Represents (i) 228,181 shares of Class A Common Stock held of record by TCV IX, L.P., (ii) 64,384 shares of Class A Common Stock held of record by TCV IX (A) Opportunities, L.P., (iii) 12,186 shares of Class A Common Stock held by TCV IX (B), L.P., (iv) 17,592 shares of Class A Common Stock held by TCV Member Fund, L.P., (v) 1,232,496 shares of Class A common stock held of record by TCV IX Cycle, L.P., (vi) 347,770 shares of Class A common stock held of record by TCV IX Cycle (A), L.P., (vii) 65,830 shares of Class A common stock held of record by TCV IX Cycle (B), L.P., (viii) 95,030 shares of Class A common stock held of record by TCV IX Cycle (MF), L.P., (ix) 99,803 shares of Class A Common Stock held of record by TCV X, L.P., (x) 24,749 shares of Class A Common Stock held of record by TCV X (A) Blocker, L.P., (xi) 4,865 shares of Class A Common Stock held of record by TCV X (B), L.P., (xii) 5,557 shares of Class A Common Stock held of record by TCV X Member Fund, L.P., (xiii) 1,279,726 shares of Class A common stock held of record by TCV X Cycle, L.P., (xiv) 317,353 shares of Class A common stock held of record by TCV X Cycle (A), L.P., (xv) 62,395 shares of Class A common stock held of record by TCV X Cycle (B), L.P., (xvi) 71,785 shares of Class A common stock held of record by TCV X Cycle (MF), L.P., (xvii) 9,148,494 shares of Class B common stock held of record by TCV IX Cycle, L.P., (xviii) 2,581,363 shares of Class B common stock held of record by TCV IX Cycle (A), L.P., (xix) 488,593 shares of Class B common stock held of record by TCV IX Cycle (B), L.P., (xx) 709,245 shares of Class B common stock held of record by TCV IX Cycle (MF), L.P., (xxi) 2,062,097 shares of Class B common stock held of record by TCV X Cycle, L.P., (xxii) 511,362 shares of Class B common stock held of record by TCV X Cycle (A), L.P., (xxiii) 100,532 shares of Class B common stock held of record by TCV X Cycle (B), L.P., and (xxiv) 115,373 shares of Class B common stock held of record by TCV X Cycle (MF), L.P., collectively the TCV Funds. Of the shares of Class A common stock and Class B common stock held by the TCV Funds: (a) TCV IX Cycle (A), L.P. has pledged 344,375 shares of Class A common stock and 421,991 shares of Class B common stock as collateral to secure certain indebtedness, (b) TCV IX Cycle (B), L.P. has pledged 65,183 shares of Class A common stock and 79,874 shares of Class B common stock as collateral to secure certain indebtedness, (c) TCV IX Cycle, L.P. has pledged 1,220,480 shares of Class A common stock and 1,495,559 shares of Class B common stock as collateral to secure certain indebtedness, (d) TCV IX Cycle (MF), L.P. has pledged 94,100 shares of Class A common stock and 116,327 shares of Class B common stock as collateral to secure certain indebtedness, (e) TCV X Cycle (A), L.P. has pledged 316,046 shares of Class A common stock and 387,511 shares of Class B common stock as collateral to secure certain indebtedness, (f) TCV X Cycle (B), L.P. has pledged 62,135 shares of Class A common stock and 76,186 shares of Class B common stock as collateral to secure certain indebtedness, (g) TCV X Cycle (MF), L.P. has pledged 71,488 shares of Class A common stock and 87,404 shares of Class B common stock as collateral to secure certain indebtedness, and (h) TCV X Cycle, L.P. has pledged 1,274,468 shares of Class A common stock and 1,562,651 shares of Class B common stock as collateral to secure certain indebtedness. Technology Crossover Management IX, Ltd., or Management IX, is the sole general partner of Technology Crossover Management IX, L.P., or TCM IX, which in turn is the sole general partner of TCV IX, L.P., which in turn is the sole member of TCV IX Cycle GP, LLC, or Cycle IX GP. Cycle IX GP is the general partner of each of TCV IX Cycle, L.P., TCV IX Cycle (A), L.P., TCV IX Cycle (B), L.P., and TCV IX Cycle (MF), L.P. TCM IX is also the sole general partner of TCV IX (A), L.P., which is the sole shareholder of TCV IX (A) Opportunities, Ltd., which in turn is the sole limited partner of TCV IX (A) Opportunities, L.P. TCM IX is also the sole general partner of TCV IX (B), L.P. Management IX is also a general partner of TCV Member Fund, L.P. Management IX may be deemed to have the sole voting and dispositive power over the shares held by TCV IX, L.P., TCV IX (A) Opportunities, L.P., TCV IX (B), L.P., TCV Member Fund, L.P., TCV IX Cycle, L.P., TCV IX Cycle (A), L.P., TCV IX Cycle (B), L.P., and TCV IX Cycle (MF), L.P. Technology Crossover Management X, Ltd., or Management X, is the sole general partner of Technology Crossover Management X, L.P., or TCM X, which in turn is the sole general partner of TCV X, L.P., which in turn is the sole member of TCV X Cycle GP, LLC, or Cycle X GP. Cycle X GP is the general partner of each of TCV X Cycle, L.P., TCV X Cycle (A), L.P., TCV X Cycle (B), L.P., and TCV X Cycle (MF), L.P. TCM X is also the sole general partner of TCV X (A), L.P., which in turn is the sole shareholder of TCV X (A) Blocker, Ltd, which in turn is the sole limited partner of TCV X (A) Blocker, L.P. TCM X is also the sole general partner of TCV X (A) Blocker, L.P. and TCV X (B), L.P. Management X is also the general partner of TCV X Member Fund, L.P. Management X may be deemed to have the sole voting and dispositive power over the shares held by TCV X, L.P., TCV X (A) Blocker, L.P., TCV X (B), L.P., TCV X Member Fund, L.P., TCV X Cycle, L.P., TCV X Cycle (A), L.P., TCV X Cycle (B), L.P., and TCV X Cycle (MF), L.P. The address of each of the foregoing entities is 250 Middlefield Road, Menlo Park, California 94025.

(15)

Based solely on information contained in a Schedule 13G/A filed with the SEC on February 10, 2021. Of the shares of Class A common stock beneficially owned, The Vanguard Group reported that it had shared voting power with respect to 195,897 shares, sole dispositive power with respect to 20,937,470 shares and shared dispositive power with respect to 364,601 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(16)

Based solely on information contained in a Schedule 13G/A filed with the SEC on September 1, 2021. Of the shares of Class A common stock beneficially owned, Baillie Gifford & Co. reported that it had sole voting power with respect to 17,185,061 shares and sole dispositive power with respect to 28,285,207 shares. The address for Baillie Gifford & Co. is Carlton Square, 1 Greenside Row, Edinburgh EH1 3An, Scotland, United Kingdom.

42	|	2021 PROXY STATEMENT

PELOTON INTERACTIVE, INC. PROPOSAL NO. 3 NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the rules of the SEC, we are providing our stockholders with an opportunity to approve, on a non-binding and advisory basis, the compensation of our named executive officers and our compensation philosophy, policies, and practices as disclosed in the section entitled “Compensation Discussion and Analysis,” the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.

This proposal, commonly known as a Say-on-Pay proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement. The non-binding advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, will be determined by the vote of a majority of the voting power of the shares present or represented at the Annual Meeting and voting affirmatively or negatively on the proposal.

Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement, which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. The compensation committee and the board of directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion and the other related disclosures.”

After careful consideration, our board of directors recommends a vote for the proposal, on a non-binding advisory basis, approving the compensation of our named executive officers and our compensation philosophy, policies, and practices as described herein.

As an advisory vote, this proposal is not binding. However, our board of directors and the compensation committee value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote and stockholder feedback when making future decisions regarding the compensation of our named executive officers.

It is expected that the next advisory vote on our named executive officer compensation will occur in three years, at the 2024 annual meeting of stockholders. This is in accordance with the results of the “Say-on-Frequency” vote at our 2020 annual meeting of stockholders, the vote on the frequency of the non-binding advisory vote on the compensation of our named executive officers, in which of our stockholders voted to approve a nonbinding advisory vote on our named executive officer compensation every three years.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL, ON AN ADVISORY BASIS, APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND OUR COMPENSATION PHILOSOPHY, POLICIES AND PRACTICES AS DESCRIBED IN THIS PROXY STATEMENT.

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PELOTON INTERACTIVE, INC. EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the compensation program for our named executive officers—our Principal Executive Officer, our Principal Financial Officer, and the next three most highly-compensated executive officers (other than our Principal Executive Officer and Principal Financial Officer)—who were serving in such capacity as of June 30, 2021. Our named executive officers for Fiscal 2021 were:

•	John Foley, our Co-founder, Chairman of the Board of Directors and CEO;
•	Jill Woodworth, our Chief Financial Officer;
•	William Lynch, our President;
•	Thomas Cortese, our Co-founder, Chief Product Officer; and
•	Hisao Kushi, our Co-founder and Chief Legal and Culture Officer and Secretary.

This Compensation Discussion and Analysis describes the material elements of our executive compensation program during Fiscal 2021. It also provides an overview of our executive compensation philosophy, core principles, and objectives. Finally, it analyzes how and why the compensation committee of our board of directors arrived at the specific compensation determinations for our named executive officers for Fiscal 2021, including the key factors that the compensation committee considered in deciding their compensation.

EXECUTIVE SUMMARY

WHO WE ARE

We are the largest interactive fitness platform in the world with a loyal community of over 5.9 million Members as of June 30, 2021. We pioneered connected, technology-enabled fitness, and the streaming of immersive, instructor-led boutique classes to our Members anytime, anywhere. We make fitness entertaining, approachable, effective, and convenient, while fostering social connections that encourage our Members to be the best versions of themselves.

We are an innovation company at the nexus of fitness, technology, and media. We have disrupted the fitness industry by developing a first-of-its-kind subscription platform that seamlessly combines the best equipment, proprietary networked software, and world-class streaming digital fitness and wellness content, creating a product that our Members love.

FISCAL 2021 BUSINESS HIGHLIGHTS

The past fiscal year represented an inflection point for the connected fitness industry, with significant increases in awareness and demand following the onset of the COVID-19 pandemic. Our Fiscal 2021 financial and operational highlights included the following:

•  Fiscal 2021 Connected Fitness Subscriptions grew 114% to over 2.33 million and paid App Subscriptions grew 176% to over 874,000; total Members grew to approximately 5.9 million.

•  Fiscal 2021 revenue grew 120% to 4,021.8 million.

•  Connected Fitness Subscription Workouts grew 180% in Fiscal 2021 to over 459.7 million, averaging 22.0 Monthly Workouts per Connected Fitness Subscription, versus 17.9 in the same period last year.

•  Average Net Monthly Connected Fitness Churn was 0.61% for Fiscal 2021; 12-month retention rate was 92%.

•  Adjusted EBITDA was $253.7 million for Fiscal 2021, representing an Adjusted EBITDA Margin of 6.3%.

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The graph below compares the cumulative total stockholder return on our Class A common stock with the cumulative total return on the Standard & Poor’s 500 Index and the Nasdaq Composite Index. The graph assumes an initial investment of $100 in our Class A common stock at the market close on September 26, 2019, which was our initial trading day. Data for the Standard & Poor’s 500 Index and the Nasdaq Composite Index assume reinvestment of dividends.

The comparisons in the graph below are based upon historical data and are not indicative of, nor intended to forecast, future performance of our Class A common stock.

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                    EXECUTIVE COMPENSATION

FISCAL 2021 EXECUTIVE COMPENSATION HIGHLIGHTS

Consistent with our performance and compensation objectives, the compensation committee took the following actions relating to the compensation of our named executive officers for and during Fiscal 2021:

•  Base Salary — The compensation committee maintained the annual base salaries for our CEO and our other named executive officers at their fiscal 2020 levels.

•  Cash Bonuses — Because we did not meet the threshold performance level for Adjusted EBITDA, the first of two corporate performance metrics under our Fiscal 2021 Bonus Plan as defined below, the compensation committee determined not to make any annual cash bonus payment to our CEO or our other named executive officers.

•  Long-Term Incentive Compensation Awards — The compensation committee granted equity awards to our named executive officers in September 2020 and March 2021 pursuant our 2019 Equity Incentive Plan, or the “2019 Plan,” and our “Employee Equity Choice Program,” defined below. In both September 2020 and March 2021, each of our named executive officers elected to take their entire award in the form of an option to purchase shares of our Class A common stock. These equity awards are granted to align our named executive officers’ incentives with the long-term interests of our company and our stockholders and to focus our named executive officers on achieving our financial and strategic objectives.

CHANGE TO FISCAL YEAR 2022 COMPENSATION PROGRAM

In the first quarter of our fiscal year 2022, the fiscal year ending June 30, 2022, the compensation committee determined not to adopt a formal annual cash bonus plan for our executive officers, including our named executive officers. Instead, the compensation committee designed our compensation programs for our fiscal year 2022 to balance the goals of attracting, motivating, rewarding, and retaining our executive officers and key employees with the goal of promoting the interests of our stockholders solely by using “fixed” pay in the form of base salaries and “variable” pay in the form of long-term equity awards. We believe this approach motivates and rewards individual initiative and effort, and the compensation committee designed our fiscal year 2022 compensation program so that a meaningful portion of our executive officers’ annual target total direct compensation is both “at-risk” and variable in nature. We believe that this approach provides balanced incentives for our executive officers to drive financial performance and further enhance their focus on long-term growth relative to shorter-term metrics.

RELATIONSHIP BETWEEN PAY AND PERFORMANCE

We strive to design our executive compensation program to balance the goals of attracting, motivating, rewarding, and retaining our executive officers, including our named executive officers, with the goal of promoting the interests of our stockholders. To ensure this balance and to motivate and reward individual initiative and effort, we seek to ensure that our program is designed so that a meaningful portion of our executive officers’ annual target total direct compensation is both “at-risk” and variable in nature. While we do not determine either “variable” or “fixed” pay for each executive officer with reference to a specific percentage of target total direct compensation, consistent with our “pay-for-performance” philosophy, generally, we seek to emphasize variable pay over fixed pay.

Generally, this philosophy is reflected in the target total direct compensation opportunities of our named executive officers. In Fiscal 2021, the vast majority of the target total direct compensation granted to our CEO, Mr. Foley, consisted of variable pay in the form of a target annual cash bonus opportunity and long-term incentive compensation in the form of options to purchase shares of our Class A common stock. As granted by the compensation committee, fixed pay, primarily consisting of base salary, made up only 5.3% of Mr. Foley’s target total direct compensation, while

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variable pay, consisting of his target annual cash bonus opportunity and long-term incentive compensation in the form of equity awards, made up 94.7% of his target total direct compensation.

In the case of our other named executive officers, fixed pay, primarily consisting of base salary, made up on average only 7.2% of their target total direct compensation, while variable pay, consisting of their target annual cash bonus opportunities and long-term incentive compensation in the form of equity awards, made up on average 92.8% of their target total direct compensation.

These variable pay elements ensured that a substantial portion of our named executive officers’ target total direct compensation for Fiscal 2021 was contingent (rather than fixed) in nature, with the amounts ultimately payable subject to variability above or below grant levels commensurate with our actual performance.

As we continue to mature as a public company, we believe that the compensation elements provided to all of our executive officers, including our named executive officers, will continue to emphasize “at-risk” and variable pay that should enable us to provide a balanced set of incentives for our executive officers to meet our business objectives and drive long-term growth.

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                    EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION-RELATED POLICIES AND PRACTICES

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The compensation committee evaluates our executive compensation program on a regular basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices that were in place for Fiscal 2021:

WHAT WE DO

•	Maintain an Independent Compensation Committee. The compensation committee consists solely of independent directors who establish our compensation practices.

•

Annual Executive Compensation Review. The compensation committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation programs do not encourage excessive or inappropriate risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

•

Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our named executive officers’ compensation is “at-risk” based on corporate performance to align the interests of our named executive officers and stockholders.

•	Multi-Year Vesting Requirements. The annual equity awards granted to our named executive officers vest over multi-year periods, consistent with current market practice and our retention objectives.

•

Use a Pay-for-Performance Philosophy. The majority of our named executive officers’ compensation is directly linked to corporate performance; we also structure their target total direct compensation opportunities with a significant long-term equity element, thereby making a substantial portion of each named executive officer’s target total direct compensation dependent upon our stock price performance.

•

“Double-Trigger” Change in Control Arrangements. Under our Severance and Change in Control Plan, all change in control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change in control of the Company plus a qualifying termination of employment before payments and benefits are paid).

WHAT WE DO NOT DO

•

No Executive Retirement Plans. We do not currently offer, nor do we have plans to offer, defined benefit pension plans or any non-qualified deferred compensation plans or arrangements to our named executive officers other than the plans and arrangements that are available to all employees. Our named executive officers are eligible to participate in our tax-qualified Section 401(k) retirement savings plan (“Section 401(k) Plan”) on the same basis as our other employees.

•	Perquisites. We provide only limited perquisites or other personal benefits to our named executive officers.

•

No Excise Tax Payments on Future Post-Employment Compensation Arrangements. We do not provide any excise tax reimbursement payments (including “gross-ups”) on payments or benefits contingent upon a change in control of the Company.

•

No Special Health or Welfare Benefits. We do not provide our named executive officers with any unique or special health or welfare benefit programs. They participate in our broad-based employee programs on the same basis as our other full-time, salaried employees.

•

No Hedging of our Equity Securities. Under our Insider Trading Policy, we prohibit our employees, including our named executive officers and the members of our board of directors, from hedging our securities.

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STOCKHOLDER ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

At the Annual Meeting, we will be conducting a non-binding stockholder advisory vote on the compensation of our named executive officers (commonly known as a “Say-on-Pay” vote). For additional information about the Say-on-Pay vote, See Proposal No. 3 in this Proxy Statement.

At our 2020 annual meeting of stockholders, we conducted a non-binding stockholder advisory vote on the frequency of future Say-on-Pay votes (commonly known as a “Say-on-Frequency” vote). Our stockholders expressed a preference for holding future Say-on-Pay votes on a triennial, rather than an annual or biennial, basis. In recognition of this preference and other factors considered, our board of directors determined that, until the next Say-on-Frequency vote, we will hold triennial Say-on-Pay votes. Following the Annual Meeting to which this Proxy Statement relates, our next Say-on-Pay vote will take place at our 2024 annual meeting of stockholders.

We value the opinions of our stockholders. Our board of directors and the compensation committee will consider the outcome of future advisory votes on the compensation of our named executive officers, as well as any feedback received throughout the year, when making compensation decisions for our executive officers.

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance. Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary objectives:

•	Provide market competitive compensation and benefit levels that will attract, motivate, reward, and retain a highly-talented team of executives within the context of responsible cost management;
•	Incentivize executives to model our values of putting Members first, operating with a bias for action, empowering teams of smart creatives, going far together, and being the best place to work;
•	Establish a direct link between our financial and operational results and strategic objectives and the compensation of our executives;
•

Align the interests and objectives of our executives with those of our stockholders by linking their long-term incentive compensation opportunities to stockholder value creation, and any cash incentives to our annual performance; and

•	Offer total compensation opportunities to our executives that, while competitive, are internally consistent and fair.

Through Fiscal 2021, the compensation committee structured the annual compensation of our executive officers, including our named executive officers, using three principal elements: base salary, annual cash bonus opportunities, and long-term incentive compensation opportunities in the form of equity awards. The design of our executive compensation program is influenced by a variety of factors, with the primary goals being to align the interests of our executive officers and stockholders and to link pay with performance. More specifically, we seek to directly link the cash-based variable compensation of our executive officers to our short-term or annual performance, while we align longer-term incentive compensation with the objective of enhancing stockholder value over the long term. We believe the use of equity awards strongly links the interests of our executive officers to the interests of our stockholders.

In addition, our total compensation packages must be competitive with other companies in our industry to ensure that we can continue to attract, motivate, reward, and retain the executive officers who we believe are critical to our success. Keeping this in mind, the compensation committee seeks to accomplish our executive compensation goals while maintaining appropriate levels of internal pay equity, both between our CEO and our other executive officers, and between our executive officers and other non-executive employees.

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                    EXECUTIVE COMPENSATION

To date, the compensation committee has not adopted policies or employed guidelines for allocating compensation between current and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

COMPENSATION-SETTING PROCESS

ROLE OF THE COMPENSATION COMMITTEE

The compensation committee discharges many of the responsibilities of our board of directors relating to the compensation of our executive officers, including our named executive officers. The compensation committee has the overall responsibility for overseeing our compensation and benefits policies generally, and overseeing and evaluating the compensation plans, policies, and practices applicable to our executive officers. In addition, the compensation committee has authority to make decisions regarding the compensation of our executive officers, including our named executive officers. Finally, the compensation committee also makes recommendations to our board of directors for compensation programs for our non-employee members of our board of directors.

In carrying out its responsibilities, the compensation committee evaluates our compensation policies and practices with a focus on the degree to which these policies and practices reflect our executive compensation philosophy, develops strategies, and makes decisions that it believes further our philosophy or align with developments in best compensation practices and reviews the performance of our executive officers when making decisions with respect to their compensation.

The compensation committee conducts an evaluation of our executive compensation program each year to determine if any changes are appropriate. In addition, the compensation committee conducts an annual review of the compensation arrangements of our executive officers, including our named executive officers, typically during the first quarter of the fiscal year. The compensation committee’s authority, duties, and responsibilities are further described in its charter, which is reviewed annually and revised and updated as warranted. This charter is available in the “Investors” section of our website, which is located at https://investor.onepeloton.com.

The compensation committee has responsibility for establishing our compensation philosophy and objectives, determining the structure, components, and other elements of our programs, and reviewing and approving the compensation of our named executive officers. With the advice of its compensation consultant, the compensation committee determined that it did not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.

SETTING TARGET TOTAL DIRECT COMPENSATION

The compensation committee reviews the compensation arrangements of our executive officers, including base salary levels, any annual cash bonus opportunities, and long-term incentive compensation opportunities and all related performance criteria at the beginning of each fiscal year, or more frequently as warranted.

The compensation committee does not rely upon a specific target or benchmark compensation to formulaically set the target total direct compensation of our executive officers, including our named executive officers. In making decisions about the compensation of our executive officers, the members of the compensation committee exercise their own judgment relying primarily on their general experience and subjective considerations of various factors, including the following:

•	our executive compensation program objectives;
•	our performance against the financial, operational, and strategic objectives established by the compensation committee and our board of directors;
•	each individual executive officer’s knowledge, skills, experience, qualifications, and tenure relative to other similarly situated executives at the companies in our compensation peer group;

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•	the scope of each executive officer’s role and responsibilities compared to other similarly situated executives at the companies in our compensation peer group;
•

the prior performance of each individual executive officer, based on a subjective assessment of their contributions to our overall performance, ability to lead their business unit or function and work as part of a team;

•	the potential of each individual executive officer to contribute to our long-term financial, operational, and strategic objectives;
•	our financial performance relative to our peers;
•

the compensation practices of our compensation peer group and selected broad-based compensation surveys and the positioning of each executive officer’s compensation in a ranking of executive officer compensation levels based on an analysis of competitive market data;

•	the current economic value of each executive’s unvested equity and the ability of these unvested holdings to satisfy our retention objectives; and
•	the recommendations of our CEO with respect to the compensation of our other executive officers.

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.

The compensation committee does not weight these factors in any predetermined manner, nor does it apply any formulas in developing its compensation decisions. In making their decisions, which are subjective in nature, the members of the compensation committee consider all of this information in view of their individual experience, knowledge of our company, knowledge of the competitive market, knowledge of each executive officer, and business judgment.

The compensation committee does not use benchmarking in a formulaic manner against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our executive officers. Instead, in making its determinations, with the assistance of an independent compensation consultant, the compensation committee reviews surveys and other publicly available information summarizing the compensation paid at a representative group of peer companies, to the extent that the executive positions at these companies are considered comparable to our positions and informative of the competitive environment to gain a general understanding of market compensation levels.

ROLE OF MANAGEMENT

In discharging its responsibilities, the compensation committee works with members of our management, including our CEO. Our management assists the compensation committee by providing information on corporate and individual performance, market compensation data, and management’s perspective on compensation matters. The compensation committee solicits and reviews our CEO’s proposals with respect to program structures, as well as his recommendations for adjustments to annual cash compensation, long-term incentive compensation, and other compensation-related matters for our executive officers, including our named executive officers (except with respect to his own compensation), based on his evaluation of their performance for the prior fiscal year.

At the beginning of each fiscal year, our CEO reviews the performance of our other executive officers based on such individual’s level of success in accomplishing the business objectives established for them for the prior fiscal year and their overall performance during that year, and then shares these evaluations with, and makes recommendations to, the compensation committee for each element of compensation as described above. The annual individual business objectives for each executive officer are developed through mutual discussion and agreement between our CEO and the executive officers and are reviewed with our board of directors.

The compensation committee reviews and discusses our CEO’s proposals and recommendations and considers them as one factor in determining and approving the compensation of our executive officers. Our

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                    EXECUTIVE COMPENSATION

CEO also attends meetings of the compensation committee at which executive compensation matters are addressed, except with respect to discussions involving his own compensation.

COMPENSATION CONSULTANT

Pursuant to its charter, the compensation committee has the authority to engage external advisors, including compensation consultants, legal counsel, and other advisors to assist it in discharging the responsibilities of our board of directors relating to the compensation of our executive officers, including our named executive officers. In Fiscal 2021, the compensation committee engaged Compensia, a national compensation consultant, to advise on various executive and equity compensation-related matters, which included providing information, analysis, and other advice during Fiscal 2021, including assistance with the development of a compensation peer group.

Other than advising the compensation committee, neither Compensia nor any of its affiliates maintain any other direct or indirect business relationships with us or any of our subsidiaries. The compensation committee has considered the independence of Compensia, consistent with the requirements of Nasdaq, and has determined that Compensia is independent. Further, pursuant to SEC rules and Nasdaq listing standards, the compensation committee conducted a conflicts of interest assessment and determined there was no conflict of interest resulting from the services Compensia provided in Fiscal 2021. Additionally, during Fiscal 2021, Compensia did not provide any services to us other than as described below and described under “— Non-Employee Director Equity Compensation” above, regarding executive and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.

During Fiscal 2021, Compensia worked with the compensation committee as requested and provided various services, including the following:

•	the review, analysis, and updating of our compensation peer group;
•

the review and analysis of the base salary levels, target cash bonus opportunities, and long-term incentive compensation opportunities of our executive officers, including our named executive officers, against competitive market data based on the companies in our compensation peer group and selected broad-based compensation surveys;

•	the review and analysis of the compensation arrangements of the non-employee members of our board of directors against competitive market data based on the companies in our compensation peer group;
•	the review and analysis of compensation recovery (“clawback”) policy practices; and
•	the review and assessment of the risk profile of our executive compensation program.

COMPETITIVE POSITIONING

At the request of our management, Compensia developed an updated compensation peer group in the spring of 2020 consisting of technology companies that were similar to us in terms of revenue, market capitalization, and industry focus to prepare a competitive market analysis of our executive compensation program. Subsequently, this compensation peer group was reviewed and revised by the compensation committee in August 2020 and was used by Compensia to prepare its competitive market analysis. This analysis was made available to the compensation committee as it was making decisions about the Fiscal 2021 compensation of our named executive officers in September 2020. Compensia also refreshed the financial information about the companies in the compensation peer group in August 2020 to ensure that they were still within the reasonable range of the peer group selection criteria ahead of the compensation committee’s deliberations.

In evaluating and updating the companies comprising the compensation peer group, Compensia considered the following primary criteria:

•	companies with a primary focus on the fitness lifestyle or high-growth technology companies with a strong consumer orientation;

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•	similar revenues – within a range of approximately 0.5x to approximately 2.0x our last four fiscal quarters’ revenues of approximately $1.8 billion; and
•	similar market capitalization – within a range of approximately 0.3x to approximately 3.0x our 30-day average market capitalization of $17.5 billion as of August 3, 2020.

The companies comprising the Fiscal 2021 compensation peer group differ from our peer group for fiscal 2020 primarily due to the increase in our revenue in Fiscal 2021 and were as follows:

DOCUSIGN	SLACK TECHNOLOGIES
GODADDY	SPLUNK, INC.
GRUBHUB, INC.	TWILIO
OKTA	WORKDAY, INC.
PROOFPOINT	ZENDESK
REALPAGE	ZILLOW GROUP, INC.
RINGCENTRAL	ZYNGA
ROKU, INC.

The compensation committee used data drawn from the companies in our compensation peer group, as well as data from a custom data cut of all 15 peer companies drawn from the Radford Global Technology Survey and a broad survey cut covering U.S.-based technology companies with revenue between $1 billion and $5 billion from the Radford Global Technology Survey where insufficient data was reported in custom peer survey, to evaluate and analyze the competitive market when determining the total direct compensation of our named executive officers, including base salary, target annual cash bonus opportunities, and long-term incentive compensation opportunities in the form of equity awards.

The compensation committee believes that peer group comparisons are useful guides to measure the competitiveness of our executive compensation program and related policies and practices. The compensation committee intends to review our compensation peer group at least annually and make adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.

COMPENSATION ELEMENTS

The principal elements of our Fiscal 2021 executive compensation program are set forth in the following table, each of which is described in more detail below. The compensation committee considers the factors described under “Compensation-Setting Process–Setting Target Total Direct Compensation” above to determine the form and amount of each element of compensation similarly for our CEO and our executive officers, including our other named executive officers.

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                    EXECUTIVE COMPENSATION

The following table sets forth information regarding each individual compensation element, including a description of each element and a summary of the element’s key objectives.

FISCAL 2021 COMPENSATION ELEMENT	DESCRIPTION	ELEMENT OBJECTIVES

BASE SALARY	Fixed cash compensation based on executive officer’s role, responsibilities, competitive market positioning, and individual performance	• Attract and retain key executive talent • Drive top-tier performance through individual contributions

ANNUAL CASH BONUSES	Annual cash incentive with target award amounts for each executive officer; actual bonuses may be higher or lower than target based on corporate financial and individual performance	• Attract and retain key executive talent • Encourage and reward achievement of annual performance objectives • Drive top-tier performance through individual contributions

LONG-TERM INCENTIVE COMPENSATION	Long-term equity awards granted in the form of time-based options and RSU awards to acquire shares of our Class A common stock	• Attract and retain key executive talent • Drive top-tier performance through long-term individual contributions and focus on sustained success

BASE SALARY

Base salary represents the fixed portion of the compensation of our executive officers and is an important element of compensation intended to attract and retain highly talented individuals. Generally, we use base salary to provide each executive officer, including each named executive officer, with a specified level of cash compensation during the year with the expectation that they will perform their responsibilities to the best of their ability and in our best interests.

The compensation committee reviews the base salaries of our executive officers each year as part of its annual review of our executive compensation program, with input from our CEO (except with respect to his own base salary) and considers making adjustments as it determines to be reasonable and necessary to reflect the scope of an executive officer’s performance, individual contributions and responsibilities, position in the case of a promotion, and market conditions.

In September 2020, the compensation committee reviewed the base salaries of our executive officers, including our named executive officers, taking into consideration the recommendations of our CEO (except with respect to his own base salary), as well as the other factors described in “Compensation-Setting Process–Setting Target Total Direct Compensation” above. Following this review, the compensation committee determined to maintain the annual base salaries of each of our named executive officers at their fiscal 2020 level.

The base salaries of our named executive officers for fiscal 2020 and Fiscal 2021 were as follows:

NAMED EXECUTIVE OFFICER	FISCAL 2020 BASE SALARY ($)	FISCAL 2021 BASE SALARY ($)

MR. FOLEY	$1,000,000	$1,000,000

MR. LYNCH	$1,000,000	$1,000,000

MS. WOODWORTH	$ 750,000	$ 750,000

MR. CORTESE	$ 500,000	$ 500,000

MR. KUSHI	$ 750,000	$ 750,000

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The actual base salaries paid to our named executive officers in Fiscal 2021 are set forth in the “Fiscal 2021 Summary Compensation Table” below.

ANNUAL CASH BONUSES

In Fiscal 2021, we provided our executive officers, including our named executive officers, with the opportunity to earn cash bonuses to encourage the achievement of our corporate performance objectives and to reward those individuals who significantly impact our corporate results based on the objectives set forth in our annual operating plan. The compensation committee determines and approves our cash bonus decisions.

In September 2020, the compensation committee approved the Fiscal 2021 Bonus Plan, providing an opportunity for our executive officers, including our named executive officers, and other key employees to earn cash bonuses, as described below. Pursuant to the Fiscal 2021 Bonus Plan, each participant was eligible to receive a cash bonus for the fiscal year based on our achievement of one or more pre-established corporate performance objectives and an evaluation of the participant’s individual performance during the fiscal year. The amount actually paid to an executive officer, including a named executive officer, under the Fiscal 2021 Bonus Plan, could range between 0% and 150% of their target annual cash bonus opportunity depending on the extent to which the applicable corporate performance objectives were satisfied and the outcome of their individual performance evaluation.

As further discussed below, because we did not meet the threshold performance level for Adjusted EBITDA, the first of two corporate performance metrics under our Fiscal 2021 Bonus Plan, the compensation committee determined not to make any annual cash bonus payment to our CEO and our other named executive officers in respect of Fiscal 2021.

Target Annual Cash Bonus Opportunity

Under the Fiscal 2021 Bonus Plan, each participant’s actual annual cash bonus was to be calculated by reference to a target annual cash bonus opportunity based on a percentage of their annual base salary for the fiscal year as approved in the case of our executive officers, including our named executive officers, by the compensation committee. In September 2020, the compensation committee approved the target annual cash bonus opportunities for our executive officers based on a comparison of our executive officers’ target cash bonus opportunities to those of the executives holding comparable positions at the companies in our compensation peer group, as well as an assessment of our fiscal 2020 performance, the recommendations of our CEO (except with respect to his own target annual cash bonus opportunity), and the other relevant factors described in “Compensation-Setting Process–Setting Target Total Direct Compensation” above. For purposes of the Fiscal 2021 Bonus Plan, if our Adjusted EBITDA met or exceeded the threshold set forth below, the cash bonuses of our executive officers were to be weighted 80% on corporate performance and 20% on individual performance.

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                    EXECUTIVE COMPENSATION

The target annual cash bonus opportunities for our named executive officers for purposes of the Fiscal 2021 Bonus Plan were as follows:

NAMED EXECUTIVE OFFICER	TARGET ANNUAL CASH BONUS OPPORTUNITY (AS A PERCENTAGE OF BASE SALARY)	TARGET ANNUAL CASH BONUS OPPORTUNITY ($)

MR. FOLEY	100%	$1,000,000

MR. LYNCH	100%	$1,000,000

MS. WOODWORTH	100%	$ 750,000

MR. CORTESE	100%	$ 500,000

MR. KUSHI	100%	$ 750,000

Corporate Performance Objectives

Participants in the Fiscal 2021 Bonus Plan were eligible to receive an annual cash bonus based upon the attainment of one or more corporate performance objectives that were selected by the compensation committee and which related to financial goals that were important to us. Annual cash bonuses were to be funded based on our actual results for the fiscal year as evaluated against these performance objectives as well as an evaluation of each participant’s individual performance for the fiscal year.

In September 2020, the compensation committee approved two financial performance metrics for the Fiscal 2021 Bonus Plan: Total Revenue and Adjusted EBITDA. The compensation committee believed these metrics were appropriate because, in their view, they provided a strong emphasis on growth while managing expenses, which they believed would most directly influence the creation of sustainable long-term stockholder value.

For purposes of the Fiscal 2021 Bonus Plan:

•	“Total Revenue” meant our GAAP revenue, as reflected in our audited financial statements for Fiscal 2021; and

“Adjusted EBITDA” meant defined net income (loss) adjusted to exclude: other (income) expense, net; provision for income taxes; depreciation and amortization expense; stock-based compensation expense; transaction costs; certain litigation expenses, consisting of legal settlements and related fees for specific proceedings that arise outside of the ordinary course of our business; the ground lease expense related to build-to-suit lease obligations under ASC 840, and specific non-recurring costs associated with the COVID-19 pandemic; provided, however, that the compensation committee may adjust the definition to reflect updates management made to the definition of Adjusted EBITDA for public reporting purposes during fiscal 2021 or that the compensation committee may determine are advisable at its discretion to preserve the compensation committee’s original intent regarding the performance measure such as, but not limited to, adjustments in recognition of unusual or nonrecurring items such as acquisition related activities or changes in applicable accounting rules.

Bonus Formula for Total Bonus Opportunity and Payout Ranges

In September 2020, the compensation committee also approved the bonus formula for the Fiscal 2021 Bonus Plan as follows:

•

If our Adjusted EBITDA met or exceeded $275 million for Fiscal 2021, then 80% of each executive officers’ total bonus payout would be based on our Total Revenue for Fiscal 2021 and 20% would be based on a discretionary assessment of their overall performance for the fiscal year as measured against their individual performance goals; and

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•

If our Adjusted EBITDA was less than $275 million for Fiscal 2021, the compensation committee would determine the bonus funding for our executive officers, including our named executive officers, at its discretion.

The compensation committee established threshold, target, and maximum attainment levels for the Total Revenue performance metric, which would apply if our Adjusted EBITDA met or exceeded $275 million for Fiscal 2021. To the extent that our Total Revenue performance was below the threshold performance level, there would be no payment with respect to that metric. In addition, the potential payment for the Total Revenue metric was capped at the maximum performance level. Achievement levels and payment percentages for performance between the threshold and maximum performance levels were set forth in a matrix approved by the compensation committee. Payment for performance at points between those reflected in the matrix were to be calculated using straight-line interpolation.

The pre-established performance levels for the Total Revenue performance metric were as follows:

ATTAINMENT VERSUS PLAN	AMOUNT	TARGET ATTAINMENT PERCENTAGE	PAYOUT PERCENTAGE

BELOW THRESHOLD	Less than $3.65 billion	<89.9%	0%

THRESHOLD	$3.65 billion	90%	50%

TARGET	$4.07 billion	100%	100%

MAXIMUM	$4.30 billion or more	106%	150%

Individual Performance Objectives

In addition to our actual results as measured against the Total Revenue performance metric under the Fiscal 2021 Bonus Plan, if our Adjusted EBITDA met or exceeded $275 million for Fiscal 2021, 20% of the target annual cash bonus opportunities for our executive officers, including our named executive officers, were based on an assessment of their overall performance for the fiscal year as measured against their individual performance goals. If our Adjusted EBITDA was less than $275 million for Fiscal 2021, the compensation committee would determine the bonus funding for our executive officers, including our named executive officers, as measured against their individual performance goals in its discretion.

As part of our annual performance evaluation process, our CEO, after consultation with each executive officer, established their performance goals for the year. These performance goals were not intended to be formulaic, but rather to serve as the framework upon which our CEO could evaluate the executive officer’s overall performance. Such performance goals were established with reference to each individual executive officer’s position or function within our company. These performance goals also included the demonstration of leadership and effective decision-making, effective communication, promotion of our strategic and organizational initiatives and values, commitment to excellence and work ethic and, in certain circumstances, included more specific objectives for the executive officer, such as the successful completion of major projects and organization capability building. In the case of our CEO, his individual overall performance was considered and discussed with the independent members of our board of directors.

Following the end of the fiscal year, the compensation committee, based on the review of each executive officer’s actual results for Fiscal 2021 as compared to their objectives for the year, as well as the recommendation of our CEO as to a cash bonus payment (other than with respect to his own performance), assessed the performance of our executive officers and made its annual cash bonus payment determinations described below.

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                    EXECUTIVE COMPENSATION

Fiscal 2021 Annual Cash Bonus Payments

In the first quarter of our fiscal year 2022, the compensation committee determined the annual cash bonus payments for our executive officers, including our named executive officers, for Fiscal 2021. First, the compensation committee reviewed our performance with respect to each of the corporate performance objectives and determined the extent to which each financial performance metric had been achieved for the year. Specifically, the compensation committee determined that our Adjusted EBITDA for Fiscal 2021 (for the purposes of the Fiscal 2021 Bonus Plan) was below the required level for any bonus payout under the plan. Consequently, because we did not achieve the required $275 performance level for Adjusted EBITDA for Fiscal 2021, there were no formal bonus payouts to our named executive officers for Fiscal 2021 under the Fiscal 2021 Bonus Plan and the compensation committee did not approve any discretionary cash bonus payments to our named executive officers.

LONG-TERM INCENTIVE COMPENSATION

We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. Our regular practice is to split our equity awards into two bi-annual “refresh” grants, the sum of which is competitive market compensation, that we use to incentivize and reward our executive officers, including our named executive officers, for long-term corporate performance based on the value of our Class A common stock and, thereby, to align their interests with the interests of our stockholders. The realized value of these equity awards bears a direct relationship to our stock price, and, therefore, these awards are an incentive for our executive officers to create value for our stockholders over a multi-year period. Equity awards also help us retain our executive officers in a highly competitive market.

To date, the compensation committee has not applied a rigid formula in determining the size of these equity awards. The compensation committee determines the amount of the equity award for each executive officer, including each named executive officer, after taking into consideration an analysis of market data comparing the value of our executive officers’ equity awards to those of the executives holding comparable positions at the companies in our compensation peer group, the amount of equity compensation held by the executive officer (including the current economic value of their unvested equity and the ability of these unvested holdings to satisfy our retention objectives), the company’s contemplated “refresh” equity budget and potential award ranges for our employees, including our executive officers, the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the companies in our compensation peer group, the potential voting power dilution to our stockholders (our “overhang”) in relation to the companies in our compensation peer group, the recommendations of our CEO (except with respect to his own equity award) and the other relevant factors described in “Compensation-Setting Process–Setting Target Total Direct Compensation” above.

EQUITY CHOICE PROGRAM

In March 2020, the compensation committee approved the Employee Equity Choice Program to allow our employees and other award recipients, including our board of directors, to elect the form in which to receive the equity awards granted to them under the 2019 Plan. Such awards could be received either in the form of an option to purchase shares of our Class A common stock, or an “Option,” or an RSU award that may be settled for shares of our Class A common stock. Specifically, under the Employee Equity Choice Program, employees and our executive officers, including our named executive officers, who are selected by the compensation committee to receive an equity award may chose the form of the equity award as follows:

•	100% of the grant value of the equity award in the form of an Option;
•	50% of the grant value of the equity award in the form of an Option and 50% of the grant value of the award in the form of an RSU award; or
•	100% of the grant value of the equity award in the form of an RSU award.

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If an eligible employee does not make a timely election as to the form of their equity award, 100% of the grant value of such employee’s equity award will be granted in the form of an Option.

The September 2020 “refresh” equity awards were the first opportunity since the approval of the Employee Equity Choice Program that our executive officers, including our named executive officers, had the ability to participate in the Employee Equity Choice Program with respect to the equity awards granted to them in Fiscal 2021.

September 2020 Equity Awards

As noted above, the company’s current practice is to split equity awards into two bi-annual “refresh” grants, generally in September and in March, the sum of which is competitive market compensation. In September 2020, the compensation committee granted equity awards to our executive officers, including our named executive officers, pursuant to the 2019 Plan, and the Employee Equity Choice Program, in the form of the equity vehicle selected by each recipient. Accordingly, the compensation committee granted the following equity awards for shares of our Class A common stock to our named executive officers as follows:

NAMED EXECUTIVE OFFICER	FORM OF EQUITY AWARD	NUMBER OF SHARES OF CLASS A COMMON STOCK SUBJECT TO EQUITY AWARD(1)

MR. FOLEY	Option	246,760

MR. LYNCH	Option	166,886

MS. WOODWORTH	Option	115,537

MR. CORTESE	Option	115,537

MR. KUSHI	Option	115,537

(1)	The grant date fair value of the Options computed in accordance with FASB ASC Topic 718 is set forth in the Fiscal 2021 Summary Compensation Table below.

These Options vest (and become exercisable) over a four-year period, with 1/16th of the total number of shares of our Class A common stock subject to the Option vesting quarterly, in each case, for so long as the named executive officer continues to provide services to us on such date. For purposes of these equity awards, quarterly vesting will occur on each of February 15th, May 15th, August 15th, and November 15th. The vesting commencement date for each of these equity awards is the grant date of the award, September 16, 2020.

March 2021 Equity Awards

In March 2021, the compensation committee granted additional equity awards to our executive officers, including our named executive officers, pursuant to the 2019 Plan, and the Employee Equity Choice Program, in the form of the equity vehicle selected by each recipient. Accordingly, the compensation committee granted the following equity awards for shares of our Class A common stock to our named executive officers as follows:

NAMED EXECUTIVE OFFICER	FORM OF EQUITY AWARD	NUMBER OF SHARES OF CLASS A COMMON STOCK SUBJECT TO EQUITY AWARD(1)

MR. FOLEY	Option	155,580

MR. LYNCH	Option	105,221

MS. WOODWORTH	Option	73,253

MR. CORTESE	Option	84,514

MR. KUSHI	Option	73,253

(1)	The grant date fair value of the Options computed in accordance with FASB ASC Topic 718 is set forth in the Fiscal 2021 Summary Compensation Table below.

2021 PROXY STATEMENT	|	59

                    EXECUTIVE COMPENSATION

These Options vest (and become exercisable) over a four-year period, with 1/16th of the total number of shares of our Class A common stock subject to the Option vesting quarterly, in each case, for so long as the named executive officer continues to provide services to us on such date. For purposes of these equity awards, quarterly vesting will occur on each of February 15th, May 15th, August 15th, and November 15th. The vesting commencement date for each of these equity awards is the grant date of the award, March 1, 2021.

The equity awards granted to our named executive officers during Fiscal 2021 are set forth in the “Fiscal 2021 Summary Compensation Table” and the “Fiscal 2021 Grants of Plan-Based Awards Table” below.

HEALTH AND WELFARE BENEFITS

Our executive officers, including our named executive officers, are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include medical, dental, and vision insurance, business travel insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance, and commuter benefits.

We also maintain a Section 401(k) Plan, that provides eligible U.S. employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Participants may make pre-tax contributions to the Section 401(k) Plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Internal Revenue Code of 1986, as amended, or the “Code.” An employee’s interest in their pre-tax deferrals is 100% vested when contributed. As a tax-qualified retirement plan, contributions to the Section 401(k) Plan are deductible by us when made, and contributions and earnings on those amounts are generally not taxable to the employees until withdrawn or distributed from the plan. In Fiscal 2021, we matched the Section 401(k) Plan contributions for all employees who contributed to the Section 401(k) Plan, including our executive officers. Specifically, we matched 100% of an employee’s contributions up to a maximum of either the lesser of 4% of contributions or $19,500 in calendar year 2021.

We design our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

PERQUISITES AND OTHER PERSONAL BENEFITS

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our executive officers, including our named executive officers, except as generally made available to all our employees, or in situations where we believe it is appropriate to assist an individual in the performance of their duties, to make our executive officers more efficient and effective and for recruitment and retention purposes.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be fully disclosed in accordance with SEC disclosure requirements and, as applicable, subject to periodic review by the compensation committee.

EMPLOYMENT ARRANGEMENTS

We have entered into written employment offer letters with our CEO and each of our other named executive officers (other than Mr. Kushi). We believe that these arrangements were necessary to induce these individuals to forego other employment opportunities or leave their then-current employer for the uncertainty of a demanding position in a new and unfamiliar organization.

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Each of these employment offer letters provides for “at will” employment (meaning that either we or the named executive officer may terminate the employment relationship at any time without cause) and sets forth the initial compensation arrangements for the named executive officer, including an initial base salary, eligibility for any applicable annual cash bonus based on a percentage of their base salary, participation in our employee benefit programs and, in some instances, a recommendation for an equity award in the form of an option to purchase shares of our Class A common stock. Typically, these employment offer letters also required the named executive officer to execute or reaffirm their prior execution of our standard proprietary information and inventions agreement.

For detailed descriptions of the employment offer letters we maintained with our named executive officers during Fiscal 2021, see “Offer Letters” below.

POST-EMPLOYMENT COMPENSATION

Each of our named executive officers has entered into a participation agreement under our Severance and Change in Control Plan, or the “Severance Plan,” which provides certain protections in the event of their involuntary termination of employment under specified circumstances, including following a change in control of our company. The provisions of the Severance Plan supersede the post-employment compensation provisions contained in our named executive officers’ employment offer letters.

These arrangements provide reasonable compensation to a named executive officer if they leave our employ under certain circumstances to facilitate their transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing named executive officer to execute (and not revoke) a general release of claims acceptable to us as a condition to receiving post-employment compensation payments or benefits. We also believe that these arrangements help maintain our named executive officers’ continued focus and dedication to their assigned duties to maximize stockholder value if there is a potential transaction that could involve a change in control of our company.

In determining payment and benefit levels under the various circumstances triggering post-employment compensation provisions under the Severance Plan, the compensation committee has drawn a distinction between (i) voluntary terminations of employment without good reason or terminations of employment for cause and (ii) terminations of employment without cause or voluntary terminations of employment for good reason. Payment in the latter circumstances has been deemed appropriate in light of the benefits described in the prior paragraph, as well as the likelihood that the named executive officer’s departure is due, at least in part, to circumstances not within their control. In contrast, we believe that payments are not appropriate in the event of a termination of employment for cause or a voluntary resignation without good reason because such events often reflect either performance challenges or an affirmative decision by the named executive officer to end their relationship without fault by our company.

All payments and benefits under the Severance Plan in the event of a change in control of our company are payable only if there is a subsequent loss of employment by a named executive officer (a so-called “double-trigger” arrangement). In the case of the acceleration of vesting of outstanding equity awards, we use this double-trigger arrangement to protect against the loss of retention value following a change in control of our company and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction.

In the event of a change in control of our company, to the extent Section 280G or 4999 of the Code is applicable to a named executive officer, such individual is entitled to receive either payment of the full amounts specified in the Severance Plan to which they are entitled or payment of such lesser amount that does not trigger the excise tax imposed by Section 4999, whichever results in him or her receiving the greatest after-tax amount.

We do not use excise tax payments (or “gross-ups”) relating to a change in control of our company and have no such obligations in place with respect to any of our named executive officers.

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                    EXECUTIVE COMPENSATION

We believe that having in place reasonable and competitive post-employment compensation arrangements in the event of a change in control of our company are essential to attracting and retaining highly-qualified executive officers. The compensation committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining the annual compensation for our executive officers. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.

For a summary of the material terms and conditions of the post-employment compensation arrangements we maintained with our named executive officers during Fiscal 2021, as well as an estimate of the potential payments and benefits that they would have been eligible to receive if a hypothetical change in control or other trigger event had occurred on June 30, 2021, see “Potential Payments Upon Termination or Change in Control” below.

OTHER COMPENSATION POLICIES

EQUITY GRANTING POLICY

The compensation committee (including the equity award subcommittee of our board of directors) has adopted an equity award granting policy which provides as follows:

•

In the case of a newly-hired employee, the effective date of grant of an equity award, or grant date, will be the first day of the month (or if such date is not a trading day, on the next trading day) immediately following the date on which the compensation committee approves the grant, or such other date as approved by the compensation committee with advice of legal counsel. All grants are conditioned on the employee being an employee with us on the grant date. In addition, the vesting commencement date for any such new-hire grant will be the newly hired employee’s hire date.

•

In the case of an equity award granted for “refresh,” promotion, or other discretionary purposes, the effective date of grant will be the first day of the month (or if such date is not a trading day, on the next trading day) immediately following the date on which the compensation committee approves the grant; provided, however, that if such date falls within a trading blackout period, then the grant date will be on the next trading day immediately following the public dissemination of the information giving rise to the blackout period, or such other date as approved by the compensation committee with advice of legal counsel.

•

The exercise price of any option to purchase shares of our Class A common stock or any stock appreciation right to purchase shares of our Class A common stock will be the closing price of our Class A common stock on the grant date on the principal national securities exchange on which our Class A common stock is listed or admitted to trade.

HEDGING AND PLEDGING RESTRICTIONS

Our Insider Trading Policy prohibits our employees (including our executive officers) and the non-employee members of our board of directors from engaging in transactions involving options or other derivative securities on our securities, such as puts and calls, whether on an exchange or in any other market (provided, however, that such individuals may exercise compensatory equity grants issued by us). In addition, our Insider Trading Policy prohibits our employees (including our executive officers) and the non-employee members of our board of directors from engaging in hedging or monetization transactions involving our securities, such as zero-cost collars and forward sale contracts or contributing our securities to exchange funds that could be interpreted as having the effect of hedging in our securities. Finally, our Insider Trading Policy prohibits our employees (including our executive officers) and the non-employee members of our board of directors from using or pledging our securities as collateral in a margin account or as collateral for a loan unless the pledge has been approved by our Insider Trading Policy Administrators, in their sole discretion, provided, however, that an individual may only pledge up to 40% of the value of such individual’s vested and outstanding securities. For additional information, see the section titled “Security Ownership of Certain Beneficial Owners and Management.”

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EXECUTIVE COMPENSATION

RULE 10B5-1 SALES PLANS

Our Insider Trading Policy requires that each of our directors, executive officers, and certain other senior level persons who have been designated as having regular access to material nonpublic information about our Company in the normal course of their duties must conduct any open market sales or purchases of our securities only through use of stock trading plans adopted pursuant to Rule 10b5-1 of the Exchange Act. Rule 10b5-1 provides a way for insiders to buy and sell our securities over a designated period by adopting pre-arranged stock trading plans entered into during an open trading window and at a time when they were not aware of material nonpublic information regarding the Company; following a cooling off period from after the adoption of a plan until at least the beginning of the next open trading window, their shares of our Class A common stock are sold in accordance with the terms of their stock trading plans without regard to whether or not they are in possession of material nonpublic information about the Company at the time of the sale. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director, executive officer, or other senior level person when entering into the plan, without further direction from such insider.

TAX AND ACCOUNTING CONSIDERATIONS

DEDUCTION LIMITATION

Generally, Section 162(m) of the Code as amended by the Tax Cuts and Jobs Act of 2017, or the “TCJA,” disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain persons, generally their chief executive officer, chief financial officer, and any employee who is among the three highest compensated executive officers for the taxable year (other than the chief executive officer and chief financial officer), regardless of whether the executive officer is serving at the end of the public company’s taxable year and regardless of whether the executive officer’s compensation is subject to disclosure for the last completed fiscal year under the applicable SEC rules, or a “Covered Employee.” In addition, once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment. Compensation paid to a Covered Employee in excess of $1 million will be subject to the deduction limit unless it qualifies for separate transition relief applicable to certain arrangements that qualify as written binding contracts that were in effect on November 2, 2017 and which have not been subsequently materially modified.

Prior to the TCJA, Section 162(m) provided transition relief for newly-public companies pursuant to which the $1 million deduction limit did not apply to certain compensation paid (or in some cases, granted) pursuant to a plan or agreement that existed during the period in which the company was not a publicly held corporation and which was disclosed in the company’s public filings at the time of its initial public offering, subject to certain requirements and limitations. This transition relief remained in effect until the earliest to occur of the following: (i) the expiration of the plan or agreement; (ii) the material modification of the plan or agreement; (iii) the issuance of all employer stock and other compensation that had been allocated under the plan; or (iv) the first meeting of stockholders at which directors are to be elected that occurred after the close of the third calendar year following the calendar year in which the company’s initial public offering occurred.

The Internal Revenue Service has issued final regulations implementing the amendments made to Section 162(m) by the TCJA that eliminated this transition relief for companies that become a publicly-held corporation through an initial public offering after December 20, 2019. Since we first became a publicly-held corporation through an initial public offering before December 20, 2019, we should be able to rely on the transition relief for stock options granted under the 2019 Plan until the earliest to occur of the events enumerated above and for RSU awards granted under our 2019 Plan that are settled prior to the first meeting of stockholders at which directors are to be elected that occurred after the close of the third calendar year following the calendar year in which the our initial public offering occurred. We did not pay annual cash bonuses to any of our named executive officers for Fiscal 2021.

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                    EXECUTIVE COMPENSATION

Notwithstanding the foregoing, because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the final regulations, as well as other factors beyond the control of the compensation committee, no assurance can be given that any compensation paid by us will qualify for the transition relief under Section 162(m) for newly-public companies or the transition relief for compensation paid pursuant to written binding contracts and be deductible by us in the future.

Although the compensation committee may consider the tax implications as one factor in making compensation decisions for our Covered Employees, the compensation committee also considers other factors in making such decisions, including ensuring that our executive compensation program supports our business strategy. Consequently, the compensation committee retains the discretion and flexibility to compensate our named executive officers in a manner consistent with the objectives of our executive compensation program and the best interests of our company and our stockholders, which may include providing for compensation that is not deductible by us due to the deduction limit of Section 162(m). While the transition relief for newly-public companies may help to minimize the effect of the deduction limit under Section 162(m) in the short-term, we expect that, going forward, some portion of our named executive officers’ compensation will not be fully deductible by us for federal income tax purposes.

ACCOUNTING FOR STOCK-BASED COMPENSATION

We follow FASB ASC Topic 718, Compensation—Stock Compensation, for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all stock-based payments made to our employees and the non-employee members of our board of directors, including options to purchase shares of our Class A common stock and other stock-based awards, based on the grant date “fair value” of these awards. This calculation is performed for financial accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our stock-based compensation awards in our statement of operations over the period that a recipient is required to render services in exchange for the stock option or other award.

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EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

This report of the compensation committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

SUBMITTED BY THE COMPENSATION COMMITTEE

Jay Hoag, Chair

Erik Blachford

Jon Callaghan

Pamela Thomas-Graham

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                    EXECUTIVE COMPENSATION

FISCAL 2021 SUMMARY COMPENSATION TABLE

The following table provides information concerning compensation awarded to, earned by or paid to each of our named executive officers for all services rendered in all capacities during the last three or fewer fiscal years during which such individuals were named executive officers.

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	ALL OTHER COMPENSATION ($)		TOTAL ($)

JOHN FOLEY Chief Executive Officer	2021	1,000,000	16,800,028	0	—		17,800,028
	2020	974,359	8,882,408	1,500,000	—		11,356,767
	2019	500,000	20,109,700	750,000	—		21,359,700

JILL WOODWORTH Chief Financial Officer	2021	750,000	7,888,069	0	2,308	(3)	8,640,377
	2020	730,769	5,329,445	1,125,000	—		7,185,214
	2019	500,000	9,730,500	750,000	—		10,980,500

WILLIAM LYNCH President	2021	1,000,000	11,362,056	0	15,392	(4)	12,377,448
	2020	974,359	7,698,087	1,500,000	33,050		10,205,496
	2019	500,000	20,109,700	750,000	49,152		21,408,852

THOMAS CORTESE Chief Product Officer
	2021	500,000	8,496,068	0	11,397	(3)	9,007,465
	2020	487,180	4,737,284	750,000	12,184		5,986,648

HISAO KUSHI Chief Legal and Culture Officer and Secretary
	2021	750,000	7,888,069	0	123,629	(5)	8,761,698
	2020	730,769	5,329,445	1,125,000	81,016		7,266,230

(1)

The amounts reported in the Option Awards column represent the grant date fair value of the stock options granted to our named executive officers during fiscal 2019, fiscal 2020 and Fiscal 2021 as computed in accordance with FASB Accounting Standards Codification Topic 718, or FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 15 of the notes to our consolidated financial statements included in our annual report on Form 10-K for the year ended June 30, 2021 filed with the SEC on August 27, 2021. These amounts do not reflect the actual economic value realized by our named executive officers, which will vary depending on the performance of our Class A common stock. For additional information, see “—Outstanding Equity Awards at Fiscal Year End Table.”

(2)

See “—Grants of Plan-Based Award Table” under the column “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” for the amounts our named executive officers were eligible to earn in Fiscal 2021. See also “—Compensation Discussion and Analysis—Compensation Elements—Annual Cash Bonuses” for a discussion regarding our non-equity incentive plan compensation in 2021.

(3)	The amount reported represents a Section 401(k) Plan matching contribution.

(4)

The amount reported includes (i) a Section 401(k) Plan matching contribution of $11,600 and (ii) $3,792 in reimbursements for expenses incurred while commuting between Mr. Lynch’s primary residence and our corporate headquarters in New York. These commuting costs are calculated as the actual amounts reimbursed or paid by us for the flights and include tax gross-ups of $1,492.

(5)

The amount reported includes (i) a Section 401(k) Plan matching contribution of $11,600 and (ii) $112,029 related to the reimbursement for expenses incurred while commuting between Mr. Kushi’s primary residence in California and our corporate headquarters in New York. These costs are calculated as the actual amounts reimbursed or paid by us for the flights and include tax gross-ups of $59,521.

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FISCAL 2021 GRANTS OF PLAN-BASED AWARDS TABLE

The following table provides information concerning each grant of an award made in Fiscal 2021 for each of our named executive officers under any compensation plan. This information supplements the information about these awards set forth in the Summary Compensation Table.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ALL OTHER STOCK OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SHARE)(2)	GRANT DATE FAIR VALUE OF OPTION AWARDS ($)(3)
NAME	TYPE OF AWARD	GRANT DATE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)

JOHN FOLEY	Cash	N/A	500,000	1,000,000	1,500,000	—	—	—
	Options(4)	9/16/2020	—	—		246,760	82.59	8,400,023
	Options(4)	3/1/2021	—	—	—	155,580	123.81	8,400,005

JILL WOODWORTH	Cash	N/A	375,000	750,000	1,125,000	—	—	—
	Options(4)	9/16/2020	—	—	—	115,537	82.59	3,933,026
	Options(4)	3/1/2021	—	—	—	73,253	123.81	3,955,043

WILLIAM LYNCH	Cash	N/A	500,000	1,000,000	1,500,000	—	—	—
	Options(4)	9/16/2020	—	—	—	166,886	82.59	5,681,011
	Options(4)	3/1/2021	—	—	—	105,221	123.81	5,681,045

THOMAS CORTESE	Cash	N/A	250,000	500,000	750,000	—	—	—
	Options(4)	9/16/2020	—	—	—	115,537	82.59	3,933,026
	Options(4)	3/1/2021	—	—	—	84,514	123.81	4,563,042

HISAO KUSHI	Cash	N/A	375,000	750,000	1,125,000	—	—	—
	Options(4)	9/16/2020	—	—	—	115,537	82.59	3,933,026
	Options(4)	3/1/2021	—	—	—	73,253	123.81	3,955,043

(1)

These amounts reflect the threshold, target, and maximum non-equity incentive cash bonus amounts for performance Fiscal 2021, as described in “—Compensation Discussion and Analysis—Compensation Elements—Annual Cash Bonuses”. Target bonuses were set as a percentage of each named executive officer’s target base salary for Fiscal 2021, and based on performance, were not paid out for each of Messrs. Foley, Lynch, Cortese, Kushi and Ms. Woodworth. As discussed above under “Fiscal 2021 Annual Cash Bonus Payments,” no cash bonuses were paid for Fiscal 2021.

(2)

Stock options were granted with an exercise price equal to 100% of the fair market value on the September 16, 2020 and March 1, 2021 date of grant, which were $82.59 and $123.81 per share, respectively.

(3)

The amounts reported in the Grant Date Fair Value of Option Awards column represent the grant date fair value of the stock options granted to our named executive officers during Fiscal 2021 as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the column are set forth in Note 15 to the consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended June 30, 2021 filed with the SEC on August 27, 2021. Note that the amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our named executive officers from the stock options.

(4)

Vests quarterly at the rate of 1/16th of our Class A common stock underlying the stock option following the vesting commencement date, in each case subject to continued service. The stock option is subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

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                    EXECUTIVE COMPENSATION

FISCAL 2021 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table presents, for each of the named executive officers, information regarding outstanding stock options held as of June 30, 2021.

	OPTION AWARDS

NAME	GRANT DATE		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE

JOHN FOLEY	7/13/2015	(2)	1,420,000	—	0.1875	7/12/2025
	4/20/2016	(2)	4,600,000	—	1.6646	4/19/2026
	10/13/2017	(3)	1,400,000	—	2.89	10/12/2027
	4/2/2018	(3)	1,200,000	—	3.28	4/1/2028
	1/17/2019	(3)	3,100,000	—	8.82	1/16/2029
	2/28/2020	(4)	250,000	500,000	26.69	2/27/2030
	9/16/2020	(4)	46,268	200,492	82.59	9/15/2030
	3/1/2021	(6)	9,724	145,856	123.81	2/28/2031

JILL WOODWORTH	4/2/2018	(5)	1,450,000	—	3.28	4/1/2028
	1/17/2019	(3)	1,500,000	—	8.82	1/16/2029
	2/28/2020	(4)	150,000	300,000	26.69	2/27/2030
	9/16/2020	(6)	21,663	93,874	82.59	9/15/2030
	3/1/2021	(6)	4,578	68,675	123.81	2/28/2031

WILLIAM LYNCH	8/8/2017	(2)	27,594	—	2.89	8/7/2027
	4/2/2018	(3)	290,001	—	3.28	4/1/2028
	1/17/2019	(3)	2,578,452	—	8.82	1/16/2029
	2/28/2020	(4)	216,667	433,333	26.69	2/27/2030
	9/16/2020	(6)	31,291	135,595	82.59	9/15/2030
	3/1/2021	(6)	6,576	98,645	123.81	2/28/2031

THOMAS CORTESE	7/13/2015	(2)	711,364	—	0.1875	7/12/2025
	4/20/2016	(2)	220,000	—	0.7525	4/19/2026
	10/13/2017	(3)	200,000	—	2.89	10/12/2027
	4/2/2018	(3)	400,000	—	3.28	4/1/2028
	1/17/2019	(3)	1,500,000	—	8.82	1/16/2029
	2/28/2020	(4)	133,333	266,667	26.69	2/27/2030
	9/16/2020	(6)	21,633	93,874	82.59	9/15/2030
	3/1/2021	(6)	5,282	79,232	123.81	2/28/2031

HISAO KUSHI	4/20/2016	(2)	187,110	—	0.7525	4/19/2026
	10/13/2017	(3)	600,000	—	2.89	10/12/2027
	4/2/2018	(3)	400,000	—	3.28	4/1/2028
	1/17/2019	(3)	1,500,000	—	8.82	1/16/2029
	2/28/2020	(4)	150,000	300,000	26.69	2/27/2030
	9/16/2020	(6)	21,663	93,874	82.59	9/15/2030
	3/1/2021	(6)	4,578	68,675	123.81	2/28/2031

(1)

The outstanding stock option awards granted on February 28, 2020, September 16, 2020, and March 1, 2021, were granted under the 2019 Plan and are for shares of Class A common stock. All other outstanding stock option awards were granted under the 2015 Plan and are for shares of Class B common stock.

(2)	The option is 100% vested and exercisable.

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(3)

Vests monthly at the rate of 1/48th of our Class B common stock underlying the stock option following the vesting commencement date, in each case subject to continued service. The stock option is subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(4)

Vests monthly at the rate of 1/48th of our Class A common stock underlying the stock option following the vesting commencement date, in each case subject to continued service. The stock option is subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(5)

Vests with respect to 1/4th of the shares of our Class B common stock underlying the stock option on the one-year anniversary of the vesting commencement date and the remaining 3/4th of the shares underlying the option vest in equal monthly installments over three years, in each case subject to continued service. The stock option is subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

(6)

Vests quarterly at the rate of 1/16th of our Class A common stock underlying the stock option following the vesting commencement date, in each case subject to continued service. The stock option is subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in Control.”

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                    EXECUTIVE COMPENSATION

FISCAL 2021 STOCK OPTION EXERCISES AND STOCK VESTED TABLE

The following table presents, for each of our named executive officers, the number of shares of our common stock acquired upon the exercise of stock options during fiscal year ended June 30, 2021 and the aggregate value realized upon the exercise of stock options. None of our named executive officers owned any RSUs which vested or settled during the fiscal year ended June 30, 2021.

	OPTION AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)(2)

JOHN FOLEY	—	—

JILL WOODWORTH	299,900	29,586,871

WILLIAM LYNCH	1,381,593	166,512,269

THOMAS CORTESE	1,706,172	163,415,935

HISAO KUSHI	612,890	67,994,524

(1)

These values assume that the fair market value of the Class B common stock underlying certain of the stock options, which is not listed or approved for trading on or with any securities exchange or association, is equal to the fair market value of our Class A common stock. Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder or upon certain transfers of such shares.

(2)

The aggregate value realized upon the exercise of a stock option represents the difference between the aggregate market price of the shares of our Class B common stock, assumed to be equal to our Class A common stock as described in footnote (1) above, on the date of exercise and the aggregate exercise price of the stock option. In each case, the value realized is before payment of any applicable taxes and brokerage commissions, if any.

OFFER LETTERS

Currently, we have offer letters agreements with the following named executive officers: Messrs. Foley, Lynch, and Cortese, and Ms. Woodworth. All of our named executive officers are employed on an at-will basis, with no fixed term of employment. Each of our named executive officers will receive benefits upon certain qualifying terminations of employment as described in the section titled “—Potential Payments upon Termination or Change in Control.”

JOHN FOLEY

Mr. Foley, our Chairman and CEO, is a party to an offer letter with us dated September 9, 2019. Mr. Foley is an at-will employee. Mr. Foley’s annual base salary as of June 30, 2021 was $1,000,000 and his target bonus for Fiscal 2021 was $1,000,000.

JILL WOODWORTH

Ms. Woodworth, our Chief Financial Officer, is a party to an offer letter with us dated December 8, 2017. Ms. Woodworth is an at-will employee. Ms. Woodworth’s annual base salary as of June 30, 2021 was $750,000 and her target bonus for Fiscal 2021 was $750,000.

WILLIAM LYNCH

Mr. Lynch, our President, is a party to an offer letter with us dated January 28, 2017. Mr. Lynch is an at-will employee. Mr. Lynch’s annual base salary as of June 30, 2021 was $1,000,000 and his target bonus for Fiscal 2021 was $1,000,000.

THOMAS CORTESE

Mr. Cortese, our Chief Product Officer, is a party to an offer letter with us dated February 6, 2017. Mr. Cortese is an at-will employee. Mr. Cortese’s annual base salary as of June 30, 2021 was $500,000 and his target bonus for Fiscal 2021 was $500,000.

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HISAO KUSHI

As a co-founder, Mr. Kushi, our Chief Legal and Culture Officer and Secretary, did not enter into an offer letter or any other formal arrangement or understanding with us regarding his employment. We currently have no employment agreement with Mr. Kushi. Mr. Kushi is an at-will employee. Mr. Kushi’s annual base salary as of June 30, 2021 was $750,000 and his target bonus for Fiscal 2021 was $750,000.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Each of our officers, including our named executive officers, is also a participant in our Severance Plan. Pursuant to the Severance Plan and their respective participation agreements, if any of our named executive officers is terminated without “cause” or resigns for “good reason” (as such terms are defined in the Severance Plan), they will be entitled to receive a cash amount, equal to their (i) annual base salary payable in 12 monthly installments, (ii) target bonus for the fiscal year in which the termination occurs, pro-rated to reflect the partial year of service and (iii) any annual bonus earned for our prior fiscal year to the extent not yet paid, with each of the foregoing bonus amounts in clauses (ii) and (iii) payable in a lump-sum. In addition, the named executive officer will be entitled to continued coverage under our group-healthcare plans for a period ending on the earlier of (x) 12 months following the termination date and (y) the date that the named executive officer and his or her covered dependents become eligible for coverage under another employer’s plans. In addition, each outstanding equity award that vests subject to the named executive officer’s continued service will automatically become vested and exercisable, as applicable, with respect to that number of shares that would have vested in the 12-month period following such termination had they remained employed during that period. After giving effect to the foregoing acceleration, each vested stock option and RSU then held by the named executive officer will remain exercisable for 12 months following the executive’s termination of service, or if earlier, the original expiration date of such option.

In the event that the named executive officer is terminated without “cause” or resigns for “good reason” within 12 months following a “change in control” of us (as such terms are defined in the Severance Plan), then in lieu of the foregoing, they will be entitled to receive a cash amount, equal to (i) 1.5 times their annual base salary, (ii) their target bonus for the fiscal year in which the termination occurs and (iii) any annual bonus earned for our prior fiscal year to the extent not yet paid. In addition, the named executive officer will be entitled to continued coverage under our group-healthcare plans for a period ending on the earlier of (x) 18 months following the termination date and (y) the date that the named executive officer and their covered dependents become eligible for coverage under another employer’s plans. In addition, each outstanding equity award that vests subject to the named executive officer’s continued service will automatically become vested and exercisable in full, and any vested stock option and RSU held by the named executive officer after giving effect to the foregoing acceleration will remain exercisable for 12 months following the executive’s termination of service, or if earlier, the original expiration date of such option.

All such severance payments and benefits are subject to each named executive officer’s execution of a general release of claims against us, and their agreement to certain non-compete, non-solicitation and non-disparagement covenants and compliance with certain other provisions set forth in their offer letter or employment agreement and in the Severance Plan. The terms of the Severance Plan supersede all prior agreements with our named executive officers, including their respective individual offer letters and employment agreements, with respect to any severance payments and benefits, equity acceleration or post-termination exercise periods to which any such named executive officers may be entitled upon a termination of service or change in control of us. See also “—Compensation Discussion and Analysis—Post-Employment Compensation” for additional information.

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of our named executive officers. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on June 30, 2021, and the price per share of our Class A common stock is the closing price on the Nasdaq Global Select Market as of June 30, 2021 ($124.02). There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date

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                    EXECUTIVE COMPENSATION

or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

	UPON QUALIFYING TERMINATION— NO CHANGE IN CONTROL				UPON QUALIFYING TERMINATION— CHANGE IN CONTROL

NAME	CASH SEVERANCE ($)(1)	CONTINUATION OF MEDICAL BENEFITS ($)	VALUE OF ACCELERATED VESTING ($)(2)	TOTAL ($)	CASH SEVERANCE ($)(1)	CONTINUATION OF MEDICAL BENEFITS ($)	VALUE OF ACCELERATED VESTING ($)(2)	TOTAL ($)

JOHN FOLEY	$2,000,000	$23,377	$144,325,857	$146,349,235	$2,500,000	$35,772	$232,594,472	$235,130,245

JILL WOODWORTH	$1,500,000	$18,336	$105,658,509	$107,176,844	$1,875,000	$28,029	$151,810,995	$153,714,025

WILLIAM LYNCH	$2,000,000	$31,465	$133,996,692	$136,028,156	$2,500,000	$48,133	$216,341,179	$218,889,312

THOMAS CORTESE	$1,000,000	$23,377	$ 66,217,851	$ 67,241,229	$1,250,000	$35,772	$110,344,288	$111,630,060

HISAO KUSHI	$1,500,000	$31,465	$ 67,433,885	$ 68,965,350	$1,875,000	$48,133	$113,586,372	$115,509,505

(1)

The severance amount related to base salary was determined based on the base salaries in effect on June 30, 2021 and the severance amount related to target annual bonus was determined based on the target bonuses as on June 30, 2021.

(2)

The value of accelerated vesting is calculated based on the per share closing price of our Class A common stock on the Nasdaq Global Select Market as of June 30, 2021 ($124.02) less, if applicable, the exercise price of each outstanding stock option.

LIMITATIONS ON LIABILITY AND INDEMNIFICATION MATTERS

Our restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”). Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;
•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or
•	any transaction from which the director derived an improper personal benefit.

Our restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL and allow us to indemnify other employees and agents as set forth in the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers and certain of our key employees, in addition to the indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.

We believe that provisions of our restated certificate of incorporation, amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified directors, officers and key employees. We also maintain directors’ and officers’ liability insurance.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors or executive officers, we have been informed that, in the opinion of the SEC, such indemnification is against

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public policy as expressed in the Securities Act and is therefore unenforceable.

CEO PAY RATIO DISCLOSURE

As required by Item 402(u) of Regulation S-K, we are providing the ratio of our median employee’s annual total compensation (the median of the total compensation of all our employees, excluding our principal executive officer) to the annual total compensation of our principal executive officer.

As set forth in the Fiscal 2021 Summary Compensation Table, our CEO’s annual total compensation for Fiscal 2021 was $17,800,028. Our median employee’s annual total compensation for Fiscal 2021 was $56,084, resulting in a CEO pay ratio of 317:1. We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules. This ratio is also a reflection of our vertically integrated business model, where approximately half of our employees use their critical skills to connect with our Members in hourly positions (or equivalent roles in international locations).

Our compensation and benefits philosophy and the overall structure of our compensation and benefit programs aim to ensure that the pay of every employee appropriately reflects the level of their job impact and responsibilities and is competitive within our compensation peer group.

Our determination of which employee was the median employee was based on compensation data for all worldwide employees, whether full-time, part-time, or seasonal, excluding our CEO, as of June 30, 2021 (the determination date).

We used a consistently applied compensation measure that included the following elements: (i) base salary, hourly wages, overtime pay, commissions, and bonuses paid during the 12-month period preceding the determination date, and (ii) the grant date fair value of all equity awards granted to newly-hired employees and as part of the regular equity award refresh grant cycles, which occurs twice a year in the ordinary course, in each case from July 1, 2020 through the determination date. We annualized base salaries for any permanent full-time and part-time employees who commenced work during the 12-month period preceding the determination date to reflect a full year. All amounts paid in foreign currencies were converted to U.S. dollars based on the average annual exchange rate as of June 30, 2021. No cost-of-living adjustments were made.

Using this foregoing approach, we identified the individual at the median of our employee population, who is a full-time employee based in the United States. We then calculated the Fiscal 2021 annual total compensation for this individual using the same methodology we use for our named executive officers as set forth in our Summary Compensation Table.

This pay ratio represents our reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K and applicable guidance, which provide significant flexibility in how companies identify the median employee. Each company may use a different methodology and make different assumptions particular to that company. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different estimates, assumptions, and methodologies in calculating their own pay ratios.

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PELOTON INTERACTIVE, INC. EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of June 30, 2021 with respect to compensation plans under which shares of our Class A common stock or Class B common stock may be issued.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING SECURITIES (#)		WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS ($)(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))(#)

	(A)		(B)	(C)

EQUITY COMPENSATION PLANS APPROVED BY SECURITY HOLDERS(2)	59,732,554	(3)	$18.47	49,545,873	(4)

EQUITY COMPENSATION PLANS NOT APPROVED BY SECURITY HOLDERS	—		—	—

TOTAL	59,732,554		$18.47	49,545,873

(1)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

(2)	Includes our 2015 Stock Plan, or the 2015 Plan, and the 2019 Plan. Excludes purchase rights accruing under the 2019 Employee Stock Purchase Plan, or 2019 ESPP.

(3)

Includes 43,719,765 shares of Class B common stock subject to outstanding awards granted under the 2015 Plan, of which 43,719,765 shares of Class B common stock were subject to outstanding options, and 16,012,789 shares of Class A common stock were subject to outstanding awards granted under the 2019 Plan, of which 14,226,843 shares of Class A common stock were subject to outstanding options and 1,785,946 shares of Class A common stock were subject to outstanding RSU awards.

(4)

Includes 41,685,189 shares available for issuance under the 2019 Plan as of June 30, 2021. There are no shares of common stock available for issuance under our 2015 Plan, but that plan will continue to govern the terms of stock options granted thereunder. Any shares of Class B common stock that are subject to outstanding awards under the 2015 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance as shares of Class A common stock under our 2019 Plan. In addition, the number of shares reserved for issuance under our 2019 Plan increased automatically by 15,007,356 shares on July 1, 2021 and will increase automatically on the first day of July of each of 2021 through 2029 by the number of shares equal to 5% of the total issued and outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding June 30 or a lower number approved by our board of directors. As of June 30, 2021, there were 7,860,684 shares of Class A common stock available for issuance under the 2019 ESPP. The number of shares reserved for issuance under our 2019 ESPP increased automatically by 3,001,471 shares on July 1, 2021 and will increase automatically on the first day of July of each year during the term of the 2019 ESPP by the number of shares equal to 1% of the total outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding June 30 or a lower number approved by our board of directors.

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PELOTON INTERACTIVE, INC. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1—Election of Directors—Director Compensation,” respectively, since July 1, 2020, the following are the transactions or series of similar transactions to which we were, are, or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had, have, or will have a direct or indirect material interest.

EMPLOYMENT ARRANGEMENT WITH AN IMMEDIATE FAMILY MEMBER OF OUR CHAIRPERSON AND CHIEF EXECUTIVE OFFICER

Jill Foley, the wife of John Foley, our Chairman and Chief Executive Officer, is employed by us as the Vice President of Apparel. During Fiscal 2021, Ms. Foley received an annual base salary of $240,000, which was increased to $250,000 in August 2020, in addition to equity and annual bonus compensation. For Fiscal 2021, Ms. Foley’s compensation was based on reference to external market practice of similar positions or internal pay equity when compared to the compensation paid to employees in similar positions who were not related to the Chairman of our board of directors and Chief Executive Officer. Ms. Foley was also eligible for equity awards on the same general terms and conditions as applicable to employees in similar positions who were not related to the Chairman of our board of directors and Chief Executive Officer.

EMPLOYMENT ARRANGEMENT WITH AN IMMEDIATE FAMILY MEMBER OF ONE OF OUR OFFICERS

Kate Kushi, the daughter of Hisao Kushi, our Chief Legal and Culture Officer and Secretary, is employed by us as Assistant Brand Manager of Marketing. During Fiscal 2021, Ms. Kushi received an annual base salary of $80,000 which was increased to $82,400 in August 2020, in addition to equity compensation. For Fiscal 2021, Ms. Kushi’s compensation was based on reference to external market practice of similar positions of internal pay equity when compared to the compensation paid to employees in similar positions who were not related to our Chief Legal and Culture Officer and Secretary. Ms. Kushi was also eligible for equity awards on the same general terms and conditions as applicable to employees in similar positions who were not related to our Chief Legal and Culture Officer and Secretary.

INDEMNIFICATION AGREEMENTS

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers.

For more information regarding these agreements, see the section titled “Executive Compensation—Limitations on Liability and Indemnification Matters.”

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

We have adopted a related-party transactions policy to comply with Section 404 of the Exchange Act under which our executive officers, directors, beneficial owners of more than 5% of any class of our common stock, and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related-party transaction with us without the consent of our audit committee. If the related party is, or

2021 PROXY STATEMENT	|	75

                    CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

is associated with, a member of our audit committee, the transaction must be reviewed and approved by our nominating, governance, and corporate responsibility committee.

Any request for us to enter into a transaction with a related party must first be presented to our compliance officer for review and to determine what approvals are required. Then, the compliance officer will refer to the audit committee any such transaction that the compliance officer determines should be considered for evaluation and approval by the audit committee. The audit committee will then convey the decision to the compliance officer, who will then convey the decision to the appropriate persons within the company. The compliance officer or chief financial officer will report to the audit committee at the next audit committee meeting any decision made under the related party transactions policy. If advance approval of a transaction between a related party and our company was not feasible or was not obtained, the transaction must be submitted promptly to the audit committee for determination of whether to ratify and continue, amend and ratify, or terminate or rescind such related-party transaction and whether disciplinary action is appropriate.

76	|	2021 PROXY STATEMENT

PELOTON INTERACTIVE, INC. ADDITIONAL INFORMATION

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Our amended and restated bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at Peloton Interactive, Inc., 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Secretary.

To be timely for our 2022 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than 5:00 p.m. Eastern Time on August 9, 2022 and no later than 5:00 p.m. Eastern Time on September 8, 2022. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2022 annual meeting of stockholders must be received by us not later than June 27, 2022 in order to be considered for inclusion in our proxy materials for that meeting.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended June 30, 2021, with the following exceptions: late Form 4 filings were made on behalf of each of Mr. Blachford (one transaction on August 25, 2020), Mr. Draft (one transaction on March 5, 2020), Mr. Foley (one transaction on October 2, 2020), and Mr. Lynch (four transactions on July 6, 2020, August 31, 2020, September 8, 2020 and September 11, 2020, respectively), in each instance to report the conversion of Class B common stock to Class A common stock by such directors without a corresponding sale of shares; two late Form 4 filings filed on behalf of Mr. Klingsick in connection with equity award grants which occurred on September 16, 2020 and a sale of shares made pursuant to Mr. Klingsick’s Rule 10b5-1 trading plan on May 24, 2021; a late Form 4 filing filed on behalf of Mr. Kushi to report a gift of stock made on December 17, 2019 that was not reported on a Form 5; a late Form 4 filed on behalf of Mr. Cortese for a transaction which occurred on September 9, 2020 in which he exercised a previously reported stock option and held the underlying shares of Class B common stock; and one late Form 4 filing made on behalf of affiliates of TCV on May 24, 2021 in connection with the conversion of Class B common stock into shares of Class A common stock and open market purchases of Class A common stock on May 19, 2021 and May 20, 2021, which occurred due to the filer having technical difficulties with EDGAR prior to the filing deadline.

AVAILABLE INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended June 30, 2021, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Peloton Interactive, Inc.

441 Ninth Avenue, Sixth Floor

New York, New York 10001

Attn: Chief Legal and Culture Officer and Secretary

The annual report is also available at https://investor.onepeloton.com under “SEC Filings” in the “Financials” section of our website.

2021 PROXY STATEMENT	|	77

                    ADDITIONAL INFORMATION

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner (you hold our common stock in your own name through our transfer agent, American Stock Transfer & Trust Company, LLC, or you are in possession of stock certificates): visit www.astfinancial.com and log into your account to enroll.

Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee, or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee, or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call American Stock Transfer & Trust Company, LLC, our transfer agent, by phone at (800) 937-5449, by e-mail at help@astfinancial.com, or visit www.astfinancial.com with questions about electronic delivery.

“HOUSEHOLDING”—STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write our Secretary at 441 Ninth Avenue, Sixth Floor, New York, New York 10001, Attn: Secretary, telephone number (866) 679-9129.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Secretary at the address or telephone number listed above.

78	|	2021 PROXY STATEMENT

PELOTON INTERACTIVE, INC. OTHER MATTERS

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board of Directors

HISAO KUSHI

Chief Legal and Culture Officer and Secretary

2021 PROXY STATEMENT	|	79

TOGETHER WE GO FAR

PELOTON (C) Peloton 2012 - 2021, Peloton Interactive, Inc. All rights reserved.

PELOTON INTERACTIVE, INC. 441 NINTH AVENUE, SIXTH FLOOR NEW YORK, NEW YORK 10001

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/PTON2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D61457-P60820 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PELOTON INTERACTIVE, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR all of the following nominees:		☐	☐	☐

1.	Election of Directors
Nominees:

01) Jon Callaghan
02) Jay Hoag

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain
2.	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2022.	☐	☐	☐
3.	Approval, on a non-binding advisory basis, of the compensation of the named executive officers as disclosed in the Proxy Statement.	☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no such direction is made, this proxy will be voted FOR the election of the nominees for the board of directors listed in proposal 1, FOR proposal 2 and FOR proposal 3. If any other matters properly come before the meeting, the person named in this proxy will vote in his or her discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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D61458-P60820

PELOTON INTERACTIVE, INC.

ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 7, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) John Foley, Hisao Kushi and Caitlin Johnston, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of Peloton Interactive, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 5:00 p.m., Eastern Time on Tuesday, December 7, 2021, virtually via live webcast at www.virtualshareholdermeeting.com/PTON2021, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND FOR PROPOSAL 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE